JUNE 30, 2008

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SECTOR FUNDS

BANKING FUND

INTERNET FUND

BASIC MATERIALS FUND

LEISURE FUND

BIOTECHNOLOGY FUND

PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND

RETAILING FUND

ELECTRONICS FUND

TECHNOLOGY FUND

ENERGY FUND

TELECOMMUNICATIONS FUND

ENERGY SERVICES FUND

TRANSPORTATION FUND

FINANCIAL SERVICES FUND

UTILITIES FUND

HEALTH CARE FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

34

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

38

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

42

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

51

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

58

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The defining events of the first half of 2008 were the absolute explosion in energy and commodity prices and the meltdown in stocks late in the second quarter as the third leg of the financial crisis unfolded. In this environment, the key to investment performance was exposure to natural resources, particularly energy; to the companies that produced, processed or delivered natural resources; and the avoidance of virtually all other forms of equity risk. All of the major indices recorded losses as evidenced by the 13.4% decline in the

Dow Jones IndustrialSM Average and the 11.9% decline in the S&P 500® Index.

As oil climbed relentlessly, stock prices assumed an inverse relationship to the energy markets. The fallout from rampaging energy prices impacted economies and markets across the globe and was a major driver of financial asset prices.

Recession risks in the developed world increased as economic growth slowed to a crawl and inflation reared its ugly head. The rise in energy prices put central banks across the globe on inflation watch and a coordinated tightening cycle began to unfold even as growth slowed. No fewer than 24 central banks,

including all of the BRIC nations, increased rates in the first half of the year.

Fear replaced optimism as the dominant emotion driving market behavior and risk was shunned. For equity investors, a perfect storm of high and rising energy costs, recession fears, inflation and tightening monetary policy eclipsed the facts that the non-financial corporate sector is in robust health, interest rates remain low and there is a massive pile of cash waiting on the sidelines.

With a wave of negativism hitting financial markets, pockets of strength were few and far between. Energy stocks rallied hard on skyrocketing oil prices and materials stocks did well—by not going down—due to their alignment with the global growth wave and the associated boom in exports. Reasons for optimism were hard to come by, but we think it is noteworthy that existing home sales have shown signs of a bottom,

the dollar stabilized, and despite the global pullback in stock prices, economic growth in the developing markets continued to power ahead.

Looking forward, we think confidence will slowly return to the global financial sector as it has been doing,

albeit fitfully, since early spring. Any rebound in financial share prices will ultimately pull the broader market averages higher as we have seen repeatedly since the unfolding of the financial crisis over a year ago. Until that happens, large-cap stocks and growth stocks seem like the better play rather than small-

cap and value stocks even though small-caps outperformed—again by going down less—toward the end of the second quarter. The Russell 2000® Index of small-cap stocks declined a comparatively modest 9.4%

in the first half of the year.

With inflation becoming more of a concern and the Fed more vigilant about the dangers of rising prices,

the pressure on interest rates will continue to be to the upside—even as growth slows. The explosion in commodities exhibits the characteristics of a mania: panic buying and prices racing ahead of underlying demand. Although signs of falling demand for energy in the developed world are unmistakable, the price of a barrel of crude oil rose an eye-popping 45% in the first half of the year, blasting through the $100/bbl mark and hitting $140/bbl by the end of June.

There is no question that the emergence of a global tightening cycle, plummeting consumer confidence and $140/bbl oil has increased the chances of an outright recession in the U.S. Although risks are higher, the most likely scenario as we move into the second half of the year is a continuation of the no-recession/no-recovery economy as exports and the remnants of the one-time boost from tax rebate checks support growth in the short run.

There are still reasons to be cautious. The all-important financial sector is going through the painful process of rebuilding its balance sheets and central banks are tightening at the exact time growth is slowing, both of which are ultimately attributable to high energy costs. With that said, there are emerging pockets of strength and we are mindful that investment success often comes at the point of maximum negativism.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. As a shareholder of the Fund, you incur two types of costs: (i)

transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees,

administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2007 and ending June 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help you compare your fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5%

per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about the Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2007

June 30, 2008

Period*

Table 1. Based on actual Fund return

Banking Fund

1.58%

$1,000.00

$

701.30

$6.68

Basic Materials Fund

1.58%

1,000.00

1,058.30

8.09

Biotechnology Fund

1.59%

1,000.00

953.60

7.72

Consumer Products Fund

1.58%

1,000.00

880.30

7.39

Electronics Fund

1.57%

1,000.00

867.60

7.29

Energy Fund

1.57%

1,000.00

1,207.90

8.62

Energy Services Fund

1.57%

1,000.00

1,257.30

8.81

Financial Services Fund

1.59%

1,000.00

1,000.00

6.97

Health Care Fund

1.58%

1,000.00

897.70

7.45

Internet Fund

1.58%

1,000.00

860.50

7.31

Leisure Fund

1.58%

1,000.00

791.70

7.04

Precious Metals Fund

1.47%

1,000.00

1,049.20

7.49

Retailing Fund

1.58%

1,000.00

881.10

7.39

Technology Fund

1.58%

1,000.00

888.10

7.42

Telecommunications Fund

1.59%

1,000.00

839.30

7.27

Transportation Fund

1.57%

1,000.00

960.30

7.65

Utilities Fund

1.58%

1,000.00

961.40

7.71

Table 2. Based on hypothetical 5% return

Banking Fund

1.58%

1,000.00

1,017.01

7.92

Basic Materials Fund

1.58%

1,000.00

1,017.01

7.92

Biotechnology Fund

1.59%

1,000.00

1,016.96

7.97

Consumer Products Fund

1.58%

1,000.00

1,017.01

7.92

Electronics Fund

1.57%

1,000.00

1,017.06

7.87

Energy Fund

1.57%

1,000.00

1,017.06

7.87

Energy Services Fund

1.57%

1,000.00

1,017.06

7.87

Financial Services Fund

1.59%

1,000.00

1,016.96

7.97

Health Care Fund

1.58%

1,000.00

1,017.01

7.92

Internet Fund

1.58%

1,000.00

1,017.01

7.92

Leisure Fund

1.58%

1,000.00

1,017.01

7.92

Precious Metals Fund

1.47%

1,000.00

1,017.55

7.37

Retailing Fund

1.58%

1,000.00

1,017.01

7.92

Technology Fund

1.58%

1,000.00

1,017.01

7.92

Telecommunications Fund

1.59%

1,000.00

1,016.96

7.97

Transportation Fund

1.57%

1,000.00

1,017.06

7.87

Utilities Fund

1.58%

1,000.00

1,017.01

7.92

*  Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366. Expenses shown do not include fees charged by insurance companies.

† Annualized

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

BANKING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Wells Fargo & Co.

5.3%

Capital Markets

HSBC Holdings PLC — SP ADR

4.5%

8%

Diversified

JPMorgan Chase & Co.

4.5%

Financial Services

Credit Suisse Group AG — SP ADR

4.4%

9%

U.S. Bancorp

4.2%

Bank of America Corp.

4.0%

UBS AG — SP ADR

3.5%

Barclays PLC — SP ADR

3.3%

Thrifts & Mortgage

Commercial

PNC Financial Services Group, Inc.

2.7%

Finance

Banks

Wachovia Corp.

2.7%

19%

64%

Top Ten Total

39.1%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Banking Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

BASIC MATERIALS FUND

OBJECTIVE:   Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

ArcelorMittal

4.8%

Containers &

Rio Tinto PLC — SP ADR

4.3%

Packaging

Other

6%

Potash Corporation of Saskatchewan

3.6%

7%

The Mosaic Co.

3.3%

Monsanto Co.

3.2%

Freeport-McMoRan Copper & Gold, Inc.

2.6%

Barrick Gold Corp.

2.4%

Goldcorp, Inc.

2.3%

Metals & Mining

Syngenta AG — SP ADR

2.2%

Chemicals

47%

E.I. Du Pont de Nemours and Co.

2.2%

40%

Top Ten Total

30.9%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Basic Materials Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

5

FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Genentech, Inc.

11.2%

Amgen, Inc.

9.4%

Gilead Sciences, Inc.

9.0%

Celgene Corp.

6.7%

Genzyme Corp.

5.5%

Biogen Idec, Inc.

4.8%

Biotechnology

Vertex Pharmaceuticals, Inc.

3.1%

100%

Cephalon, Inc.

2.7%

ImClone Systems, Inc.

2.2%

Alexion Pharmaceuticals, Inc.

2.2%

Top Ten Total

56.8%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Biotechnology Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Inception: May 29, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Procter & Gamble Co.

6.7%

Food & Staples

Other

Philip Morris International, Inc.

5.4%

Retailing

4%

Coca-Cola Co.

5.4%

9%

PepsiCo, Inc.

5.0%

Tobacco

14%

Anheuser-Busch Cos., Inc.

4.0%

Diageo PLC — SP ADR

3.4%

Unilever NV

3.4%

Food

Altria Group, Inc.

3.4%

Products

Kraft Foods, Inc. — Class A

3.3%

Household

31%

Colgate-Palmolive Co.

2.9%

Products

16%

Top Ten Total

42.9%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Beverages

26%

Consumer Products Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Inception: August 3, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Intel Corp.

9.5%

Taiwan Semiconductor

Manufacturing Company Ltd. —

Semiconductor

SP ADR

6.6%

Equipment

Texas Instruments, Inc.

5.1%

24%

Semiconductors

Applied Materials, Inc.

4.3%

76%

Marvell Technology Group Ltd.

3.6%

Broadcom Corp. — Class A

3.5%

MEMC Electronic Materials, Inc.

2.9%

ASML Holding NV

2.8%

Nvidia Corp.

2.8%

Analog Devices, Inc.

2.7%

Top Ten Total

43.8%

“Ten Largest Holdings” exclude any temporary

Electronics Fund

cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

ENERGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the energy field, including the exploration,

production and development of oil, gas, coal and alternative sources of energy.

Inception: May 29, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

5.4%

Energy Equipment

BP PLC — SP ADR

4.0%

& Services

Chevron Corp.

3.8%

30%

ConocoPhillips

3.4%

Royal Dutch Shell PLC — SP ADR

3.2%

Schlumberger Ltd.

3.1%

Occidental Petroleum Corp.

2.3%

Canadian Natural Resources Ltd.

2.1%

National-Oilwell Varco, Inc.

2.1%

Tenaris SA — SP ADR

2.0%

Oil, Gas &

Top Ten Total

31.4%

Consumable Fuels

70%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Energy Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

7

FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Schlumberger Ltd.

9.4%

National-Oilwell Varco, Inc.

6.4%

Tenaris SA — SP ADR

6.1%

Oil & Gas

Halliburton Co.

5.7%

Drilling

Oil & Gas

33%

Transocean, Inc.

5.4%

Equipment

& Services

Weatherford International Ltd.

5.1%

67%

Baker Hughes, Inc.

4.3%

Diamond Offshore Drilling, Inc.

3.5%

Noble Corp.

3.5%

Smith International, Inc.

3.4%

Top Ten Total

52.8%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Energy Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FINANCIAL SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the financial services sector.

Inception: July 20, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

HSBC Holdings PLC — SP ADR

2.5%

Diversified

Other

JPMorgan Chase & Co.

2.2%

Financial Services

10%

10%

Goldman Sachs Group, Inc.

1.7%

Commercial

Bank of America Corp.

1.7%

Banks

Allianz SE — SP ADR

1.7%

15%

Wells Fargo & Co.

1.6%

Citigroup, Inc.

1.6%

Insurance

29%

AXA — SP ADR

1.4%

Credit Suisse Group AG — SP ADR

1.3%

U.S. Bancorp

1.3%

Real Estate

Top Ten Total

17.0%

Investment

Trusts

“Ten Largest Holdings” exclude any temporary

17%

cash or derivative investments.

Capital

Markets

19%

Financial Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the health care industry.

Inception: June 19, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Johnson & Johnson, Inc.

4.0%

Life Sciences

Tools & Services

Novartis AG — SP ADR

3.6%

Other 1%

7%

GlaxoSmithKline PLC — SP ADR

3.4%

Pfizer, Inc.

3.0%

Biotechnology

14%

Abbott Laboratories

2.8%

Sanofi-Aventis — SP ADR

2.7%

Merck & Co., Inc.

2.6%

Pharmaceuticals

Genentech, Inc.

2.6%

Health Care

44%

Wyeth

2.5%

Providers &

Services

AstraZeneca PLC — SP ADR

2.5%

17%

Top Ten Total

29.7%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Health Care

Equipment &

Supplies

17%

Health Care Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INTERNET FUND

OBJECTIVE: Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Inception: May 24, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Google, Inc. — Class A

10.4%

Media

Other

6%

10%

Cisco Systems, Inc.

10.2%

Qualcomm, Inc.

7.6%

Internet &

Research In Motion Ltd.

7.0%

Catalog Retail

11%

Time Warner, Inc.

6.4%

eBay, Inc.

4.9%

Amazon.com, Inc.

4.8%

Software

Yahoo!, Inc.

3.9%

12%

Symantec Corp.

3.8%

Broadcom Corp. — Class A

3.5%

Top Ten Total

62.5%

“Ten Largest Holdings” exclude any temporary

Internet

cash or derivative investments.

Communications

Software &

Equipment

Services

29%

32%

Internet Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

LEISURE FUND

OBJECTIVE: Seeks capital appreciation by investing in companies in leisure and entertainment businesses.

Inception: May 22, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

McDonald’s Corp.

6.8%

Leisure Equipment

Walt Disney Co.

6.6%

& Products

Time Warner, Inc.

6.3%

8%

Software

News Corp. — Class A

4.3%

8%

Carnival Corp.

3.5%

Yum! Brands, Inc.

3.3%

Viacom, Inc. — Class B

3.1%

Activision, Inc.

3.0%

Electronic Arts, Inc.

3.0%

Media

Las Vegas Sands Corp.

2.7%

26%

Top Ten Total

42.6%

Hotels,

“Ten Largest Holdings” exclude any temporary

Restaurants

cash or derivative investments.

& Leisure

58%

Leisure Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

PRECIOUS METALS FUND

OBJECTIVE: To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Inception: May 29, 1997

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Freeport-McMoRan Copper & Gold, Inc.

12.0%

Diversified Metals

Newmont Mining Corp.

8.3%

& Mining

Barrick Gold Corp.

8.2%

12%

Goldcorp, Inc.

8.0%

Yamana Gold, Inc.

6.6%

Agnico-Eagle Mines Ltd.

5.8%

Gold

Kinross Gold Corp.

4.6%

Precious Metals

68%

Gold Fields Ltd. — SP ADR

4.0%

& Minerals

20%

AngloGold Ashanti Ltd. — SP ADR

3.6%

Silver Wheaton Corp.

3.3%

Top Ten Total

64.4%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Precious Metals Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

RETAILING FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services,

including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers.

Inception: July 23, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Wal-Mart Stores, Inc.

9.4%

Internet & Catalog

Other

CVS Caremark Corp.

4.7%

Retail

10%

3%

Target Corp.

3.6%

Home Depot, Inc.

3.6%

Costco Wholesale Corp.

3.5%

Multiline Retail

Amazon.com, Inc.

3.5%

17%

Walgreen Co.

3.4%

Lowe’s Companies, Inc.

3.2%

Specialty Retail

Staples, Inc.

2.7%

46%

Best Buy Company, Inc.

2.5%

Top Ten Total

40.1%

“Ten Largest Holdings” exclude any temporary

Food & Staples

cash or derivative investments.

Retailing

24%

Retailing Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

TECHNOLOGY FUND

OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Electronic Equipment &

Microsoft Corp.

3.4%

Instruments

Other

Apple, Inc.

2.8%

7%

3%

International Business Machines Corp.

2.8%

Internet

Software

Software

Google, Inc. — Class A

2.7%

& Services

20%

Cisco Systems, Inc.

2.6%

7%

Intel Corp.

2.4%

Oracle Corp.

2.3%

IT Services

Hewlett-Packard Co.

2.3%

14%

Qualcomm, Inc.

1.9%

Canon, Inc. — SP ADR

1.9%

Top Ten Total

25.1%

Computers &

“Ten Largest Holdings” exclude any temporary

Peripherals

cash or derivative investments.

15%

Semiconductors &

Communications

Semiconductor

Equipment

Equipment

15%

Technology Fund

19%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

|

11

11

11

FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.

Inception: July 27, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

AT&T, Inc.

8.2%

Wireless

Vodafone Group PLC — SP ADR

7.5%

Telecommunication

Cisco Systems, Inc.

7.1%

Services

26%

Verizon Communications, Inc.

6.1%

Communications

Equipment

Qualcomm, Inc.

5.3%

40%

Nokia Oyj — SP ADR

5.1%

Deutsche Telekom AG — SP ADR

4.9%

Research In Motion Ltd.

4.9%

America Movil SAB de CV — SP ADR

4.5%

Sprint Nextel Corp.

3.8%

Top Ten Total

57.4%

Diversified

Telecommunication

“Ten Largest Holdings” exclude any temporary

Services

cash or derivative investments.

34%

Telecommunications Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

TRANSPORTATION FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.

Inception: June 11, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Union Pacific Corp.

8.4%

Marine

10%

Burlington Northern Santa Fe Corp.

7.6%

United Parcel Service, Inc. — Class B

7.5%

Norfolk Southern Corp.

6.6%

Airlines

12%

CSX Corp.

6.6%

Canadian National Railway Co.

6.0%

FedEx Corp.

4.5%

Road & Rail

Southwest Airlines Co.

3.9%

54%

CH Robinson Worldwide, Inc.

3.7%

Expeditors International of Washington, Inc.

3.7%

Top Ten Total

58.5%

“Ten Largest Holdings” exclude any temporary cash

Air, Freight &

or derivative investments.

Logistics

24%

Transportation Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that operate public utilities.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exelon Corp.

4.7%

Independent Power

Other

Producers & Energy

Dominion Resources, Inc.

3.3%

1%

Traders

FirstEnergy Corp.

3.1%

11%

FPL Group, Inc.

3.1%

Gas Utilities

Southern Co.

3.0%

14%

Public Service Enterprise Group, Inc.

3.0%

Entergy Corp.

3.0%

Electric Utilities

PPL Corp.

2.7%

39%

Duke Energy Corp.

2.7%

Edison International

2.4%

Top Ten Total

31.0%

“Ten Largest Holdings” exclude any temporary

Multi-Utilities

cash or derivative investments.

35%

Utilities Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

13

13

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

BANKING FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.2%

Investors Bancorp, Inc.*†

4,115

$

53,742

Hancock Holding Co.†

1,340

52,649

Wells Fargo & Co.†

15,968

$

379,240

Huntington Bancshares, Inc.†

9,065

52,305

HSBC Holdings PLC — SP ADR†

4,233

324,671

Prosperity Bancshares, Inc.†

1,950

52,124

JPMorgan Chase & Co.

9,398

322,445

BancorpSouth, Inc.†

2,830

49,497

Credit Suisse Group AG — SP ADR†

6,943

314,587

Popular, Inc.†

7,500

49,425

U.S. Bancorp†

10,868

303,109

FirstMerit Corp.†

3,021

49,273

Bank of America Corp.†

12,097

288,755

TCF Financial Corp.†

4,036

48,553

UBS AG — SP ADR*†

12,358

255,316

Whitney Holding Corp.†

2,503

45,805

Barclays PLC — SP ADR†

10,164

235,297

United Bankshares, Inc.†

1,960

44,982

PNC Financial Services Group, Inc.†

3,457

197,395

Northwest Bancorp, Inc.†

2,036

44,426

Wachovia Corp.†

12,587

195,476

Old National Bancorp†

3,090

44,063

Fannie Mae†

9,166

178,829

Trustmark Corp.†

2,490

43,949

BB&T Corp.†

6,168

140,445

National Penn Bancshares, Inc.†

3,240

43,027

SunTrust Banks, Inc.

3,806

137,853

FNB Corp.†

3,580

42,172

Hudson City Bancorp, Inc.

8,124

135,508

Susquehanna Bancshares, Inc.†

3,080

42,165

Freddie Mac†

7,824

128,314

PrivateBancorp, Inc.†

1,362

41,378

M&T Bank Corp.†

1,714

120,906

Glacier Bancorp, Inc.†

2,570

41,094

New York Community Bancorp, Inc.†

6,357

113,409

Webster Financial Corp.†

2,173

40,418

People’s United Financial, Inc.†

6,594

102,866

First Midwest Bancorp, Inc.†

2,035

37,953

UnionBanCal Corp.

2,476

100,080

MB Financial Corp.

1,620

36,401

Regions Financial Corp.†

8,835

96,390

First Horizon National Corp.†

4,634

34,431

TFS Financial Corp†

7,941

92,036

MGIC Investment Corp.†

4,961

30,312

BOK Financial Corp.

1,721

91,987

Colonial BancGroup, Inc.†

6,119

27,046

Sovereign Bancorp, Inc.†

11,294

83,124

East-West Bancorp, Inc.†

2,921

20,622

Comerica, Inc.†

3,117

79,889

Total Common Stocks

Cullen/Frost Bankers, Inc.†

1,578

78,663

(Cost $7,582,937)

7,135,594

Commerce Bancshares, Inc.

1,981

78,566

Marshall & Ilsley Corp.†

5,078

77,846

SECURITIES LENDING COLLATERAL 50.1%

Capitol Federal Financial†

2,051

77,138

Mount Vernon Securities Lending

Fifth Third Bancorp†

7,536

76,716

Trust Prime Portfolio (Note 8)

3,603,136

3,603,136

UMB Financial Corp.†

1,495

76,649

Total Securities Lending Collateral

Zions Bancorporation†

2,320

73,057

(Cost $3,603,136)

3,603,136

Synovus Financial Corp.†

8,243

71,961

Bank of Hawaii Corp.†

1,489

71,174

FACE

AMOUNT

KeyCorp†

6,135

67,362

Countrywide Financial Corp.†

15,674

66,614

REPURCHASE AGREEMENT 0.7%

Washington Mutual, Inc.†

13,347

65,801

Repurchase Agreement (Note 4)

Associated Banc-Corp.†

3,306

63,773

Lehman Brothers Holdings, Inc.

SVB Financial Group*†

1,320

63,505

issued 06/30/08 at 0.25%

City National Corp.†

1,506

63,357

due 07/01/08

$51,894

51,894

Valley National Bancorp†

3,966

62,544

Total Repurchase Agreement

National City Corp.†

13,068

62,334

(Cost $51,894)

51,894

Wilmington Trust Corp.†

2,236

59,120

Total Investments 150.0%

Westamerica Bancorporation†

1,100

57,849

(Cost $11,237,967)

$10,790,624

Fulton Financial Corp.

5,743

57,717

Liabilities in Excess of

Astoria Financial Corp.

2,820

56,626

Other Assets – (50.0)%

$ (3,595,540)

International Bancshares Corp.†

2,630

56,203

First Niagara Financial Group, Inc.

4,320

55,555

Net Assets – 100.0%

$

7,195,084

Washington Federal, Inc.†

3,049

55,187

NewAlliance Bancshares, Inc.†

4,370

54,538

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

BASIC MATERIALS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

Terra Industries, Inc.†

12,860

$

634,641

Ball Corp.†

13,254

632,746

ArcelorMittal†

37,382

$

3,703,436

Allegheny Technologies, Inc.†

10,294

610,228

Rio Tinto PLC — SP ADR†

6,667

3,300,165

Crown Holdings, Inc.*

23,113

600,707

Potash Corporation of

Martin Marietta Materials, Inc.†

5,713

591,810

Saskatchewan†

11,990

2,740,554

Albemarle Corp.†

14,670

585,480

The Mosaic Co.*

17,306

2,504,178

MeadWestvaco Corp.

22,975

547,724

Monsanto Co.

19,239

2,432,579

Eldorado Gold Corp.*

62,574

541,265

Freeport-McMoRan Copper &

Sonoco Products Co.

16,831

520,919

Gold, Inc.†

17,158

2,010,746

Randgold Resources Ltd. — SP ADR

11,083

511,813

Barrick Gold Corp.†

40,913

1,861,542

Compass Minerals International, Inc.†

6,319

509,059

Goldcorp, Inc.

38,431

1,774,359

AptarGroup, Inc.†

11,836

496,520

Syngenta AG — SP ADR†

26,000

1,682,200

Silver Wheaton Corp.*†

33,664

493,178

E.I. du Pont de Nemours and Co.†

38,662

1,658,213

Nalco Holding Co.†

23,179

490,236

Praxair, Inc.

17,260

1,626,582

Ashland, Inc.†

10,074

485,567

Dow Chemical Co.†

44,421

1,550,737

International Flavors & Fragrances,

Alcoa, Inc.

43,516

1,550,040

Inc.†

12,220

477,313

Southern Copper Corp.

14,475

1,543,469

Century Aluminum Co.*†

6,960

462,770

United States Steel Corp.

8,171

1,509,837

Rockwood Holdings, Inc.*

13,219

460,021

Newmont Mining Corp.†

27,831

1,451,665

Pan American Silver Corp.*

13,286

459,430

Agrium, Inc.

13,367

1,437,487

Lubrizol Corp.

9,836

455,702

Nucor Corp.†

18,507

1,381,918

Cytec Industries, Inc.

8,325

454,212

Air Products & Chemicals, Inc.

13,637

1,348,154

Pactiv Corp.*

20,596

437,253

Cemex SA de CV — SP ADR*†

51,361

1,268,605

RPM International, Inc.†

21,215

437,029

Cleveland-Cliffs, Inc.†

10,228

1,219,075

Packaging Corporation of America†

20,183

434,136

Kinross Gold Corp.

47,021

1,110,166

Titanium Metals Corp.†

30,554

427,450

Yamana Gold, Inc.

60,135

994,633

Sealed Air Corp.†

22,459

426,946

Agnico-Eagle Mines Ltd.†

13,082

972,908

Domtar Corp.*

77,050

419,923

Ecolab, Inc.†

21,300

915,687

Bemis Co.†

17,904

401,408

CF Industries Holdings, Inc.

5,800

886,240

Valspar Corp.†

20,034

378,843

Weyerhaeuser Co.†

16,882

863,345

Silver Standard Resources, Inc.*†

13,117

375,802

AngloGold Ashanti Ltd. — SP ADR†

24,804

841,848

Hercules, Inc.†

22,168

375,304

Cia de Minas Buenaventura SA —

Carpenter Technology Corp.

8,228

359,152

SP ADR†

12,845

839,678

W.R. Grace & Co.*†

15,167

356,273

International Paper Co.†

35,864

835,631

Iamgold Corp.

58,039

351,136

PPG Industries, Inc.†

14,529

833,529

Huntsman Corp.

29,350

334,590

Steel Dynamics, Inc.†

20,994

820,236

Cabot Corp.†

13,559

329,619

Celanese Corp.†

17,728

809,460

Coeur d’Alene Mines Corp.*†

111,283

322,721

AK Steel Holding Corp.

11,690

806,610

Scotts Miracle-Gro Co. — Class A†

12,405

217,956

Rohm & Haas Co.†

17,047

791,663

Quanex Building Products Corp.†

7,630

113,382

FMC Corp.†

10,132

784,622

Total Common Stocks

Gold Fields Ltd. — SP ADR

60,978

771,372

(Cost $48,928,434)

76,430,600

Reliance Steel & Aluminum Co.†

9,838

758,411

Airgas, Inc.

12,207

712,767

SECURITIES LENDING COLLATERAL 37.2%

Sigma-Aldrich Corp.†

13,148

708,151

Mount Vernon Securities Lending

Vulcan Materials Co.†

11,256

672,884

Trust Prime Portfolio (Note 8)

28,529,660

28,529,660

Eastman Chemical Co.†

9,667

665,670

Total Securities Lending Collateral

Commercial Metals Co.

17,582

662,841

(Cost $28,529,660)

28,529,660

Harmony Gold Mining Co. Ltd. —

SP ADR*†

53,820

659,295

Owens-Illinois, Inc.*

15,283

637,148

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

BASIC MATERIALS FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENT 0.1%

Repurchase Agreement (Note 4)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

$88,538

$

88,538

Total Repurchase Agreement

(Cost $88,538)

88,538

Total Investments 136.9%

(Cost $77,546,632)

$105,048,798

Liabilities in Excess of

Other Assets – (36.9)%

$ (28,335,157)

Net Assets – 100.0%

$

76,713,641

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

16

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

BIOTECHNOLOGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.5%

SECURITIES LENDING COLLATERAL 45.3%

Mount Vernon Securities Lending

Genentech, Inc.*†

13,776

$

1,045,597

Trust Prime Portfolio (Note 8)

4,232,492

$

4,232,492

Amgen, Inc.*

18,715

882,599

Total Securities Lending Collateral

Gilead Sciences, Inc.*†

15,860

839,787

(Cost $4,232,492)

4,232,492

Celgene Corp.*

9,801

625,990

Genzyme Corp.*

7,099

511,270

FACE

Biogen Idec, Inc.*†

8,015

447,958

AMOUNT

Vertex Pharmaceuticals, Inc.*†

8,705

291,356

REPURCHASE AGREEMENT 0.9%

Cephalon, Inc.*†

3,847

256,557

Repurchase Agreement (Note 4)

ImClone Systems, Inc.*†

5,184

209,745

Lehman Brothers Holdings, Inc.

Alexion Pharmaceuticals, Inc.*†

2,844

206,190

issued 06/30/08 at 0.25%

Amylin Pharmaceuticals, Inc.*†

7,939

201,571

due 07/01/08

$85,549

85,549

OSI Pharmaceuticals, Inc.*†

4,615

190,692

Total Repurchase Agreement

United Therapeutics Corp.*†

1,915

187,191

(Cost $85,549)

85,549

BioMarin Pharmaceuticals, Inc.*†

6,300

182,574

Total Investments 145.7%

Myriad Genetics, Inc.*†

3,826

174,160

(Cost $10,756,642)

$13,623,611

Onyx Pharmaceuticals, Inc.*†

4,770

169,812

Cepheid, Inc.*†

5,865

164,924

Liabilities in Excess of

Acorda Therapeutics, Inc.*†

4,842

158,963

Other Assets – (45.7)%

$ (4,274,050)

Savient Pharmaceuticals, Inc.*†

6,273

158,707

Net Assets – 100.0%

$

9,349,561

Alkermes, Inc.*†

11,145

137,752

Alnylam Pharmaceuticals, Inc.*†

4,952

132,367

Martek Biosciences Corp.*†

3,825

128,941

Isis Pharmaceuticals, Inc.*†

8,920

121,580

Progenics Pharmaceuticals, Inc.*†

7,399

117,422

Rigel Pharmaceuticals, Inc.*†

5,120

116,019

PDL BioPharma, Inc.†

10,908

115,843

Cubist Pharmaceuticals, Inc.*†

6,302

112,554

Regeneron Pharmaceuticals, Inc.*†

7,555

109,094

Medarex, Inc.*†

15,057

99,527

Celera Corp.*†

8,681

98,616

Seattle Genetics, Inc.*†

10,841

91,715

Human Genome Sciences, Inc.*†

17,562

91,498

Genomic Health, Inc.*†

4,774

91,422

Zymogenetics, Inc.*†

10,260

86,389

CV Therapeutics, Inc.*

10,259

84,432

GTx, Inc.*†

5,721

82,096

Incyte Corp.*

10,586

80,560

InterMune, Inc.*†

5,497

72,121

Dendreon Corp.*†

15,634

69,571

Arena Pharmaceuticals, Inc.*†

12,845

66,666

Omrix Biopharmaceuticals, Inc.*†

3,969

62,472

Enzon Pharmaceuticals, Inc.*†

8,178

58,227

Metabolix, Inc.*†

5,286

51,803

Geron Corp.*†

14,636

50,494

XOMA Ltd.*†

27,847

47,061

Indevus Pharmaceuticals, Inc.*†

15,086

23,685

Total Common Stocks

(Cost $6,438,601)

9,305,570

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

CONSUMER PRODUCTS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.3%

SECURITIES LENDING COLLATERAL 26.7%

Mount Vernon Securities Lending

Procter & Gamble Co.

23,379

$

1,421,677

Trust Prime Portfolio (Note 8)

5,679,967

$

5,679,967

Philip Morris International, Inc.†

23,292

1,150,392

Total Securities Lending Collateral

Coca-Cola Co.

21,899

1,138,310

(Cost $5,679,967)

5,679,967

PepsiCo, Inc.

16,664

1,059,664

Anheuser-Busch Cos., Inc.

13,557

842,161

FACE

Diageo PLC — SP ADR†

9,810

724,665

AMOUNT

Unilever NV

25,420

721,928

REPURCHASE AGREEMENT 1.0%

Altria Group, Inc.

35,022

720,052

Repurchase Agreement (Note 4)

Kraft Foods, Inc. — Class A†

24,821

706,157

Lehman Brothers Holdings, Inc.

Colgate-Palmolive Co.

9,005

622,245

issued 06/30/08 at 0.25%

Kimberly-Clark Corp.

9,078

542,683

due 07/01/08

$208,072

208,072

Kroger Co.

18,557

535,741

Total Repurchase Agreement

WM Wrigley Jr Co.

6,608

513,970

(Cost $208,072)

208,072

General Mills, Inc.†

8,360

508,037

Total Investments 127.0%

Archer-Daniels-Midland Co.

13,636

460,215

(Cost $23,430,699)

$26,973,474

Kellogg Co.†

9,576

459,840

Sysco Corp.

16,394

450,999

Liabilities in Excess of

H.J. Heinz Co.†

9,163

438,450

Other Assets – (27.0)%

$ (5,735,951)

Avon Products, Inc.†

11,610

418,192

Net Assets – 100.0%

$21,237,523

Bunge Ltd.†

3,820

411,376

Campbell Soup Co.

11,891

397,873

Safeway, Inc.†

13,876

396,160

Cadbury PLC — SP ADR

7,784

391,691

Reynolds American, Inc.†

7,942

370,653

UST, Inc.†

5,892

321,762

Molson Coors Brewing Co. — Class B

5,874

319,134

Sara Lee Corp.†

25,215

308,884

Lorillard, Inc.*

4,416

305,411

ConAgra Foods, Inc.

15,812

304,855

Clorox Co.

5,596

292,111

SUPERVALU, INC.†

9,386

289,934

Coca-Cola Enterprises, Inc.†

16,129

279,032

Estee Lauder Cos., Inc. — Class A†

5,597

259,981

Brown-Forman Corp. — Class B†

3,330

251,648

Pepsi Bottling Group, Inc.

8,967

250,359

Hershey Co.†

7,586

248,669

Constellation Brands, Inc. — Class A*

11,473

227,854

McCormick & Co., Inc.

6,234

222,304

Hormel Foods Corp.

6,420

222,196

Tyson Foods, Inc. — Class A

14,513

216,824

Church & Dwight Co., Inc.

3,810

214,693

Energizer Holdings, Inc.*†

2,790

203,921

Whole Foods Market, Inc.†

7,361

174,382

Hansen Natural Corp.*†

5,740

165,427

Smithfield Foods, Inc.*†

8,186

162,738

Herbalife Ltd.

4,170

161,587

PepsiAmericas, Inc.

7,898

156,222

Dr Pepper Snapple Group, Inc.*†

5,833

122,376

Total Common Stocks

(Cost $17,542,660)

21,085,435

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ELECTRONICS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.3%

Entegris, Inc.*

5,447

$

35,678

Tessera Technologies, Inc.*†

2,110

34,541

Intel Corp.

22,439

$

481,990

OmniVision Technologies, Inc.*†

2,515

30,406

Taiwan Semiconductor Manufacturing

Total Common Stocks

Company Ltd. — SP ADR*†

30,594

333,781

(Cost $4,453,953)

5,018,350

Texas Instruments, Inc.†

9,154

257,777

Applied Materials, Inc.†

11,485

219,249

SECURITIES LENDING COLLATERAL 36.2%

Marvell Technology Group Ltd.*

10,255

181,103

Mount Vernon Securities Lending

Broadcom Corp. — Class A*†

6,446

175,911

Trust Prime Portfolio (Note 8)

1,828,388

1,828,388

MEMC Electronic Materials, Inc.*

2,412

148,435

Total Securities Lending Collateral

ASML Holding NV

5,786

141,178

(Cost $1,828,388)

1,828,388

Nvidia Corp.*†

7,463

139,707

Analog Devices, Inc.†

4,244

134,832

FACE

AMOUNT

STMicroelectronics NV — SP ADR†

12,673

130,912

Linear Technology Corp.†

3,672

119,597

REPURCHASE AGREEMENT 0.7%

Xilinx, Inc.†

4,722

119,231

Repurchase Agreement (Note 4)

Infineon Technologies AG — SP ADR*

13,798

117,697

Lehman Brothers Holdings, Inc.

KLA-Tencor Corp.

2,843

115,739

issued 06/30/08 at 0.25%

Altera Corp.

5,490

113,643

due 07/01/08

$34,746

34,746

Microchip Technology, Inc.†

3,260

99,560

Total Repurchase Agreement

National Semiconductor Corp.

4,778

98,140

(Cost $34,746)

34,746

ON Semiconductor Corp.*†

10,657

97,725

Total Investments 136.2%

LSI Logic Corp.*†

14,773

90,706

(Cost $6,317,087)

$ 6,881,484

Micron Technology, Inc.*†

14,330

85,980

Liabilities in Excess of

Lam Research Corp.*†

2,376

85,892

Other Assets – (36.2)%

$ (1,830,763)

Cypress Semiconductor Corp.*†

3,263

80,759

Advanced Micro Devices, Inc.*†

13,705

79,900

Net Assets – 100.0%

$ 5,050,721

Varian Semiconductor Equipment

Associates, Inc.*†

2,205

76,778

Intersil Corp. — Class A†

2,952

71,793

Atheros Communications, Inc.*†

2,201

66,030

Amkor Technology, Inc.*†

6,091

63,407

Microsemi Corp.*†

2,517

63,378

Novellus Systems, Inc.*†

2,977

63,083

Skyworks Solutions, Inc.*†

6,333

62,507

Silicon Laboratories, Inc.*†

1,724

62,219

PMC - Sierra, Inc.*†

8,002

61,215

Integrated Device Technology, Inc.*†

5,882

58,467

Teradyne, Inc.*

5,118

56,656

Rambus, Inc.*†

2,915

55,589

Atmel Corp.*

15,798

54,977

Cree, Inc.*†

2,401

54,767

Fairchild Semiconductor International,

Inc.*

4,330

50,791

Diodes, Inc.*†

1,780

49,199

International Rectifier Corp.*†

2,509

48,173

MKS Instruments, Inc.*†

2,120

46,428

Hittite Microwave Corp.*

1,204

42,886

ATMI, Inc.*†

1,505

42,020

FEI Co.*†

1,754

39,956

Formfactor, Inc.*†

2,159

39,790

Semtech Corp.*†

2,713

38,172

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ENERGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.7%

BJ Services Co.†

27,331

$

872,952

Helmerich & Payne, Inc.†

12,054

868,129

Exxon Mobil Corp.

66,335

$

5,846,105

Pride International, Inc.*

18,037

852,970

BP PLC — SP ADR†

62,382

4,339,916

Newfield Exploration Co.*†

13,028

850,077

Chevron Corp.

41,233

4,087,427

Range Resources Corp.†

12,945

848,415

ConocoPhillips

38,483

3,632,410

Plains Exploration & Production Co.*

11,447

835,288

Royal Dutch Shell PLC — SP ADR

42,223

3,450,041

Forest Oil Corp.*†

10,850

808,325

Schlumberger Ltd.

31,091

3,340,106

Cabot Oil & Gas Corp.†

11,220

759,931

Occidental Petroleum Corp.

27,842

2,501,882

Frontline Ltd.†

10,700

746,646

Canadian Natural Resources Ltd.

22,700

2,275,675

Patterson-UTI Energy, Inc.†

20,503

738,928

National-Oilwell Varco, Inc.*†

25,585

2,269,901

Whiting Petroleum Corp.*†

6,800

721,344

Tenaris SA — SP ADR†

29,230

2,177,635

Cimarex Energy Co.†

10,332

719,830

Devon Energy Corp.

17,276

2,075,884

CNX Gas Corp.*

17,012

715,184

Halliburton Co.†

38,265

2,030,724

W&T Offshore, Inc.

12,200

713,822

Hess Corp.

16,014

2,020,807

Quicksilver Resources, Inc.*

17,490

675,814

Transocean, Inc.*†

12,709

1,936,725

Superior Energy Services*

11,861

654,016

Apache Corp.†

13,622

1,893,458

Rowan Cos., Inc.†

13,885

649,124

Chesapeake Energy Corp.†

28,580

1,885,137

Unit Corp.*

7,700

638,869

Weatherford International Ltd.*

36,494

1,809,737

Oceaneering International, Inc.*

8,151

628,035

Marathon Oil Corp.

33,982

1,762,646

Exterran Holdings, Inc.*†

8,655

618,746

Anadarko Petroleum Corp.

23,549

1,762,407

Atwood Oceanics, Inc.*

4,900

609,266

XTO Energy, Inc.†

24,332

1,666,985

Helix Energy Solutions Group, Inc.*

14,437

601,157

Peabody Energy Corp.†

18,060

1,590,183

Dresser-Rand Group, Inc.*

14,167

553,930

EOG Resources, Inc.†

12,080

1,584,896

Tidewater, Inc.†

8,388

545,472

Baker Hughes, Inc.

17,669

1,543,210

Sunoco, Inc.†

13,026

530,028

Consol Energy, Inc.†

13,240

1,487,779

Teekay Shipping Corp.†

11,200

506,016

Williams Cos., Inc.

35,200

1,418,912

Tesoro Corp.†

19,860

392,632

Nexen, Inc.

34,850

1,385,287

Total Common Stocks

Talisman Energy, Inc.

62,560

1,384,453

(Cost $57,009,318)

107,999,320

Spectra Energy Corp.†

44,540

1,280,080

Diamond Offshore Drilling, Inc.†

9,086

1,264,226

SECURITIES LENDING COLLATERAL 30.6%

Murphy Oil Corp.†

12,892

1,264,061

Mount Vernon Securities Lending

Noble Corp.†

19,240

1,249,830

Trust Prime Portfolio (Note 8)

33,123,778

33,123,778

Southwestern Energy Co.*†

26,084

1,241,859

Total Securities Lending Collateral

Continental Resources, Inc.*†

17,900

1,240,828

(Cost $33,123,778)

33,123,778

Noble Energy, Inc.†

12,270

1,233,871

Smith International, Inc.†

14,798

1,230,306

FACE

AMOUNT

Nabors Industries Ltd.*†

24,354

1,198,947

El Paso Corp.

54,648

1,188,048

REPURCHASE AGREEMENT 0.2%

PetroHawk Energy Corp.*†

25,500

1,180,905

Repurchase Agreement (Note 4)

Valero Energy Corp.

28,590

1,177,336

Lehman Brothers Holdings, Inc.

Ultra Petroleum Corp.*†

11,800

1,158,760

issued 06/30/08 at 0.25%

Cameco Corp.†

26,200

1,123,194

due 07/01/08

$247,265

247,265

Alpha Natural Resources, Inc.*†

10,500

1,095,045

Total Repurchase Agreement

Massey Energy Co.†

11,400

1,068,750

(Cost $247,265)

247,265

Arch Coal, Inc.

14,150

1,061,674

Total Investments 130.5%

Cameron International Corp.*†

18,806

1,040,912

(Cost $90,380,361)

$141,370,363

ENSCO International, Inc.†

12,880

1,039,931

Liabilities in Excess of

Pioneer Natural Resources Co.†

12,747

997,835

Other Assets – (30.5)%

$ (33,015,888)

SandRidge Energy, Inc.*†

15,300

988,074

FMC Technologies, Inc.*†

12,494

961,163

Net Assets – 100.0%

$108,354,475

Denbury Resources, Inc.*†

24,614

898,411

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ENERGY SERVICES FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.4%

REPURCHASE AGREEMENT 0.3%

Repurchase Agreement (Note 4)

Schlumberger Ltd.

89,242

$

9,587,268

Lehman Brothers Holdings, Inc.

National-Oilwell Varco, Inc.*†

73,534

6,523,936

issued 06/30/08 at 0.25%

Tenaris SA — SP ADR†

83,950

6,254,275

due 07/01/08

$329,245

$

329,245

Halliburton Co.†

110,181

5,847,306

Total Repurchase Agreement

Transocean, Inc.*†

36,368

5,542,120

(Cost $329,245)

329,245

Weatherford International Ltd.*

104,756

5,194,850

Total Investments 136.6%

Baker Hughes, Inc.†

50,896

4,445,257

(Cost $87,062,980)

$139,720,803

Diamond Offshore Drilling, Inc.†

25,958

3,611,796

Noble Corp.†

55,464

3,602,941

Liabilities in Excess of

Smith International, Inc.†

42,354

3,521,312

Other Assets – (36.6)%

$ (37,438,221)

Nabors Industries Ltd.*†

70,148

3,453,386

Net Assets – 100.0%

$102,282,582

Cameron International Corp.*†

53,724

2,973,623

ENSCO International, Inc.†

36,645

2,958,717

FMC Technologies, Inc.*†

35,560

2,735,631

BJ Services Co.†

78,689

2,513,327

Helmerich & Payne, Inc.†

34,802

2,506,440

Pride International, Inc.*

51,484

2,434,678

Patterson-UTI Energy, Inc.†

59,086

2,129,459

Rowan Cos., Inc.

40,104

1,874,862

Superior Energy Services*

33,898

1,869,136

Unit Corp.*†

21,944

1,820,694

Oceaneering International, Inc.*

23,230

1,789,871

Exterran Holdings, Inc.*†

24,848

1,776,384

Atwood Oceanics, Inc.*

13,881

1,725,964

Helix Energy Solutions Group,

Inc.*

41,304

1,719,899

Hercules Offshore*†

44,416

1,688,696

Oil States International, Inc.*†

25,687

1,629,583

Complete Production Services,

Inc.*†

43,737

1,592,902

Dresser-Rand Group, Inc.*

40,474

1,582,533

Tidewater, Inc.†

23,979

1,559,354

W-H Energy Services, Inc.*

16,028

1,534,521

Dril-Quip, Inc.*

21,709

1,367,667

Global Industries Ltd.*

65,738

1,178,682

SEACOR Holdings, Inc.*†

12,857

1,150,830

Total Common Stocks

(Cost $49,040,077)

101,697,900

SECURITIES LENDING COLLATERAL 36.9%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

37,693,658

37,693,658

Total Securities Lending Collateral

(Cost $37,693,658)

37,693,658

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 98.9%

Equity Residential†

1,923

$

73,593

Leucadia National Corp.†

1,560

73,226

HSBC Holdings PLC — SP ADR†

3,911

$

299,974

Safeco Corp.†

1,052

70,652

JPMorgan Chase & Co.

7,458

255,884

BB&T Corp.†

3,090

70,359

Goldman Sachs Group, Inc.†

1,150

201,135

General Growth Properties, Inc.†

1,978

69,289

Bank of America Corp.†

8,182

195,304

Principal Financial Group, Inc.†

1,647

69,125

Allianz SE — SP ADR†

11,190

195,266

SunTrust Banks, Inc.

1,897

68,709

Wells Fargo & Co.†

8,098

192,328

Assurant, Inc.

1,030

67,939

Citigroup, Inc.†

11,178

187,343

Hudson City Bancorp, Inc.

4,061

67,738

AXA — SP ADR†

5,590

164,458

Moody’s Corp.†

1,964

67,640

Credit Suisse Group AG — SP ADR†

3,468

157,135

KIMCO Realty Corp.†

1,925

66,451

U.S. Bancorp†

5,438

151,666

Plum Creek Timber Co., Inc. (REIT)†

1,539

65,731

American International Group, Inc.

5,614

148,547

Freddie Mac†

3,916

64,222

Bank of New York Mellon Corp.†

3,854

145,797

Ameriprise Financial, Inc.†

1,574

64,015

American Express Co.†

3,849

144,992

Nymex Holdings, Inc.†

745

62,938

Morgan Stanley†

3,755

135,443

Annaly Capital Management, Inc.†

4,055

62,893

MetLife, Inc.†

2,546

134,352

CNA Financial Corp.

2,416

60,762

UBS AG — SP ADR*†

6,180

127,679

M&T Bank Corp.†

854

60,241

Loews Corp.†

2,674

125,411

HCP, Inc.†

1,888

60,057

AFLAC, Inc.†

1,995

125,286

Unum Group†

2,924

59,796

Charles Schwab Corp.

5,904

121,268

AvalonBay Communities, Inc.†

670

59,737

Barclays PLC — SP ADR†

5,080

117,602

Brookfield Properties Corp.

3,329

59,223

Allstate Corp.

2,533

115,480

IntercontinentalExchange, Inc.*

516

58,824

Travelers Cos, Inc.

2,633

114,272

Genworth Financial, Inc. — Class A

3,239

57,687

Brookfield Asset Management,

Eaton Vance Corp.†

1,435

57,056

Inc. — Class A

3,444

112,068

New York Community Bancorp, Inc.†

3,182

56,767

Merrill Lynch & Co., Inc.†

3,534

112,063

Host Hotels & Resorts, Inc.†

4,122

56,265

Franklin Resources, Inc.

1,165

106,772

Ventas, Inc.†

1,297

55,213

State Street Corp.

1,658

106,095

Lehman Brothers Holdings, Inc.†

2,783

55,131

Prudential Financial, Inc.†

1,766

105,501

Torchmark Corp.

910

53,372

Simon Property Group, Inc.†

1,135

102,025

White Mountains Insurance Group

Hartford Financial Services Group,

Ltd.

120

51,480

Inc.

1,548

99,954

People’s United Financial, Inc.†

3,299

51,464

Chubb Corp.†

2,034

99,686

Discover Financial Services†

3,899

51,350

ACE Ltd.

1,807

99,548

SL Green Realty Corp.†

619

51,204

Blackrock, Inc.†

560

99,120

Janus Capital Group, Inc.†

1,913

50,637

PNC Financial Services Group, Inc.†

1,727

98,612

AMB Property Corp.†

1,005

50,632

Wachovia Corp.†

6,291

97,699

UnionBanCal Corp.†

1,241

50,161

CME Group, Inc.†

249

95,414

Legg Mason, Inc.†

1,150

50,106

T. Rowe Price Group, Inc.†

1,681

94,926

SEI Investments Co.

2,116

49,768

Northern Trust Corp.

1,349

92,501

Everest Re Group Ltd.

620

49,420

Aon Corp.

1,950

89,583

Regions Financial Corp.†

4,422

48,244

Fannie Mae†

4,581

89,375

Willis Group Holdings Ltd.†

1,537

48,216

Marsh & McLennan Cos., Inc.†

3,326

88,305

Arch Capital Group Ltd.*

720

47,750

Progressive Corp.†

4,709

88,153

Macerich Co.†

755

46,908

Vornado Realty Trust†

990

87,120

BOK Financial Corp.

864

46,181

ProLogis†

1,547

84,080

TFS Financial Corp†

3,970

46,012

Public Storage, Inc.†

1,027

82,971

Axis Capital Holdings Ltd.†

1,528

45,550

TD Ameritrade Holding Corp.*

4,457

80,627

Raymond James Financial, Inc.

1,726

45,549

Capital One Financial Corp.†

2,073

78,795

W.R. Berkley Corp.

1,871

45,203

Invesco Ltd.

3,214

77,072

CB Richard Ellis Group, Inc. —

Lincoln National Corp.

1,685

76,364

Class A*†

2,347

45,062

NYSE Euronext

1,502

76,091

Health Care REIT, Inc.†

1,009

44,901

Boston Properties, Inc.†

841

75,875

Regency Centers Corp.

757

44,754

SLM Corp.*†

3,815

73,820

Federal Realty Investment Trust†

645

44,505

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

American Capital Strategies Ltd.†

1,863

$

44,284

Erie Indemnity Co. — Class A

750

$

34,613

Federated Investors, Inc. — Class B

1,286

44,264

Realty Income Corp.†

1,490

33,912

Markel Corp.*

120

44,040

Mack-Cali Realty Corp.

990

33,828

Developers Diversified Realty Corp.†

1,264

43,874

BRE Properties, Inc. — Class A†

780

33,758

PartnerRe Ltd.†

630

43,552

KeyCorp†

3,070

33,709

Waddell & Reed Financial, Inc. —

Countrywide Financial Corp.†

7,834

33,295

Class A†

1,230

43,062

Camden Property Trust

750

33,195

Duke Realty Corp.†

1,888

42,386

Washington Mutual, Inc.†

6,669

32,878

Rayonier, Inc.†

995

42,248

Fidelity National Financial, Inc. —

Affiliated Managers Group, Inc.*†

468

42,148

Class A

2,583

32,546

American Financial Group, Inc.

1,570

41,998

Associated Banc-Corp.†

1,654

31,906

Alexandria Real Estate Equities, Inc.†

430

41,856

Hospitality Properties Trust†

1,281

31,333

Transatlantic Holdings, Inc.

740

41,788

First American Corp.†

1,186

31,310

Sovereign Bancorp, Inc.†

5,647

41,562

National City Corp.†

6,531

31,153

Liberty Property Trust

1,247

41,338

Allied Capital Corp.†

2,187

30,377

Digital Realty Trust, Inc.†

1,000

40,910

Jones Lang LaSalle, Inc.

479

28,831

Alleghany Corp.*†

122

40,510

Astoria Financial Corp.

1,410

28,313

Comerica, Inc.†

1,559

39,957

GLG Partners, Inc.†

3,530

27,534

Apartment Investment &

Huntington Bancshares, Inc.†

4,533

26,155

Management Co. — Class A†

1,172

39,918

Popular, Inc.†

3,751

24,719

Cincinnati Financial Corp.†

1,564

39,726

MBIA, Inc.†

3,339

14,658

UDR, Inc.†

1,773

39,680

Total Common Stocks

Cullen/Frost Bankers, Inc.

791

39,431

(Cost $11,804,772)

11,639,061

Commerce Bancshares, Inc.

988

39,184

SECURITIES LENDING COLLATERAL 44.8%

Nationwide Health Properties, Inc.†

1,242

39,111

Mount Vernon Securities Lending

Marshall & Ilsley Corp.†

2,540

38,938

Trust Prime Portfolio (Note 8)

5,266,316

5,266,316

The St. Joe Co.†

1,130

38,782

Capitol Federal Financial†

1,030

38,738

Total Securities Lending Collateral

Fifth Third Bancorp†

3,768

38,358

(Cost $5,266,316)

5,266,316

Essex Property Trust, Inc.†

360

38,340

FACE

Mercury General Corp.†

820

38,310

AMOUNT

Nasdaq Stock Market, Inc.*

1,420

37,701

REPURCHASE AGREEMENT 0.3%

Brown & Brown, Inc.†

2,164

37,632

Repurchase Agreement (Note 4)

XL Capital Ltd.†

1,820

37,419

Lehman Brothers Holdings, Inc.

Douglas Emmett, Inc.†

1,690

37,129

issued 06/30/08 at 0.25%

Protective Life Corp.

970

36,909

due 07/01/08

$35,985

35,985

RenaissanceRe Holdings Ltd.

820

36,629

Zions Bancorporation†

1,160

36,528

Total Repurchase Agreement

Allied World Assurance Company

(Cost $35,985)

35,985

Holdings Ltd

920

36,450

Total Investments 144.0%

Taubman Centers, Inc.†

746

36,293

(Cost $17,107,073)

$16,941,362

Odyssey Re Holdings Corp.

1,020

36,210

Liabilities in Excess of

Synovus Financial Corp.†

4,121

35,976

Other Assets – (44.0)%

$ (5,176,427)

Forest City Enterprises, Inc. —

Net Assets – 100.0%

$11,764,935

Class A

1,104

35,571

Old Republic International Corp.†

2,984

35,331

HCC Insurance Holdings, Inc.

1,669

35,283

Stancorp Financial Group, Inc.

750

35,220

Reinsurance Group of America, Inc.

804

34,990

Weingarten Realty Investors

1,152

34,929

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

HEALTH CARE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.7%

Humana, Inc.*

4,614

$

183,499

Hospira, Inc.*†

4,525

181,498

Johnson & Johnson, Inc.

15,036

$

967,416

DaVita, Inc.*†

3,404

180,854

Novartis AG — SP ADR

15,850

872,384

Vertex Pharmaceuticals, Inc.*†

5,370

179,734

GlaxoSmithKline PLC — SP ADR†

18,293

808,916

Applied Biosystems Inc.

5,361

179,486

Pfizer, Inc.†

40,799

712,758

DENTSPLY International, Inc.

4,686

172,445

Abbott Laboratories

12,426

658,205

Illumina, Inc.*†

1,970

171,607

Sanofi-Aventis — SP ADR

19,493

647,752

Covance, Inc.*†

1,978

170,148

Merck & Co., Inc.

16,726

630,403

Pharmaceutical Product

Genentech, Inc.*

8,163

619,572

Development, Inc.

3,835

164,521

Wyeth

12,497

599,356

Charles River Laboratories

AstraZeneca PLC — SP ADR†

13,972

594,229

International, Inc.*†

2,527

161,526

Amgen, Inc.*

11,548

544,604

Cephalon, Inc.*†

2,378

158,589

Medtronic, Inc.†

10,457

541,150

Beckman Coulter, Inc.

2,280

153,968

Alcon, Inc. — SP ADR

3,202

521,254

IMS Health, Inc.

6,600

153,780

Gilead Sciences, Inc.*†

9,790

518,380

Barr Pharmaceuticals, Inc.*†

3,391

152,866

Baxter International, Inc.

7,468

477,504

Henry Schein, Inc.*†

2,952

152,235

Eli Lilly & Co.

10,296

475,263

Hologic, Inc.*†

6,936

151,205

Bristol-Myers Squibb Co.

21,922

450,059

Millipore Corp.*†

2,074

140,742

Schering-Plough Corp.†

22,284

438,772

Mylan Laboratories, Inc.*†

11,478

138,539

Teva Pharmaceutical Industries

Warner Chilcott Ltd.*†

8,001

135,617

Ltd. — SP ADR†

9,161

419,574

Patterson Cos., Inc.*†

4,525

132,990

Celgene Corp.*

6,045

386,094

Coventry Health Care, Inc.*

4,368

132,875

Elan Corp. PLC -SP ADR*†

10,700

380,385

Invitrogen Corp.*†

3,360

131,914

WellPoint, Inc.*†

7,853

374,274

ImClone Systems, Inc.*

3,200

129,472

Medco Health Solutions, Inc.*†

7,893

372,550

Endo Pharmaceuticals Holdings, Inc.*†

5,275

127,602

Stryker Corp.†

5,865

368,791

Amylin Pharmaceuticals, Inc.*†

4,938

125,376

Thermo Fisher Scientific, Inc.*

6,418

357,675

Community Health Systems, Inc.*

3,798

125,258

UnitedHealth Group, Inc.

13,563

356,029

Perrigo Co.†

3,570

113,419

Covidien Ltd.

6,965

333,554

Total Common Stocks

Aetna, Inc.†

7,992

323,916

(Cost $19,132,239)

23,850,472

Becton, Dickinson & Co.†

3,923

318,940

SECURITIES LENDING COLLATERAL 28.2%

Genzyme Corp.*

4,380

315,448

Mount Vernon Securities Lending

Cardinal Health, Inc.†

6,083

313,761

Trust Prime Portfolio (Note 8)

6,756,877

6,756,877

Boston Scientific Corp.*

24,730

303,932

McKesson Corp.†

5,391

301,411

Total Securities Lending Collateral

Express Scripts, Inc.*†

4,566

286,379

(Cost $6,756,877)

6,756,877

Allergan, Inc.†

5,410

281,590

FACE

Biogen Idec, Inc.*†

4,944

276,320

AMOUNT

Zimmer Holdings, Inc.*

3,955

269,138

REPURCHASE AGREEMENT 0.1%

St. Jude Medical, Inc.*

6,516

266,374

Repurchase Agreement (Note 4)

Quest Diagnostics, Inc.†

4,718

228,681

Lehman Brothers Holdings, Inc.

Forest Laboratories, Inc.*

6,432

223,448

issued 06/30/08 at 0.25%

Intuitive Surgical, Inc.*

783

210,940

due 07/01/08

$20,276

20,276

CIGNA Corp.

5,941

210,252

C.R. Bard, Inc.†

2,379

209,233

Total Repurchase Agreement

Shire PLC — SP ADR

4,196

206,149

(Cost $20,276)

20,276

Waters Corp.*†

3,080

198,660

Total Investments 128.0%

Laboratory Corporation of America

(Cost $25,909,392)

$30,627,625

Holdings*†

2,809

195,591

Liabilities in Excess of

Varian Medical Systems, Inc.*†

3,761

195,008

Other Assets – (28.0)%

$  (6,699,987)

AmerisourceBergen Corp.

4,667

186,633

Net Assets – 100.0%

$23,927,638

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INTERNET FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.9%

Repurchase Agreement (Note 4)

Google, Inc. — Class A*

1,607

$

845,957

Lehman Brothers Holdings, Inc.

Cisco Systems, Inc.*

35,603

828,126

issued 06/30/08 at 0.25%

Qualcomm, Inc.

13,938

618,429

due 07/01/08

$75,236

$

75,236

Research In Motion Ltd.*†

4,903

573,161

Total Repurchase Agreement

Time Warner, Inc.

35,347

523,136

(Cost $75,236)

75,236

eBay, Inc.*

14,705

401,888

Total Investments 144.0%

Amazon.com, Inc.*†

5,354

392,609

(Cost $9,576,703)

$ 11,739,450

Yahoo!, Inc.*†

15,296

316,015

Symantec Corp.*†

16,027

310,122

Liabilities in Excess of

Broadcom Corp. — Class A*†

10,517

287,009

Other Assets – (44.0)%

$  (3,589,559)

Juniper Networks, Inc.*†

10,667

236,594

Net Assets – 100.0%

$

8,149,891

VeriSign, Inc.*†

5,720

216,216

Intuit, Inc.*

7,723

212,923

Baidu.com — SP ADR*†

659

206,241

Akamai Technologies, Inc.*†

5,222

181,673

Sun Microsystems, Inc.*†

16,076

174,907

Qwest Communications

International, Inc.†

43,403

170,574

Check Point Software Technologies

Ltd.*

7,204

170,519

McAfee, Inc.*†

4,919

167,393

IAC/ InterActiveCorp*†

7,798

150,345

Red Hat, Inc.*†

7,061

146,092

Priceline.com, Inc.*†

1,256

145,018

Equinix, Inc.*†

1,590

141,860

Sohu.com, Inc.*†

1,950

137,358

Expedia, Inc.*†

7,368

135,424

Monster Worldwide, Inc.*

5,234

107,873

Ciena Corp.*†

3,744

86,748

E*Trade Financial Corp.*†

25,930

81,420

Netflix, Inc.*†

3,011

78,497

MercadoLibre, Inc.*†

2,170

74,843

Total Common Stocks

(Cost $5,956,223)

8,118,970

SECURITIES LENDING COLLATERAL 43.5%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

3,545,244

3,545,244

Total Securities Lending Collateral

(Cost $3,545,244)

3,545,244

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

LEISURE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.4%

Chipotle Mexican Grill, Inc. —

Class A*†

610

$

50,398

McDonald’s Corp.

7,716

$

433,794

Cheesecake Factory, Inc.*†

3,086

49,098

Walt Disney Co.†

13,472

420,326

Gaylord Entertainment Co.*†

2,020

48,399

Time Warner, Inc.

27,006

399,689

Pool Corp.†

2,620

46,531

News Corp. — Class A

18,388

276,556

Boyd Gaming Corp.†

3,700

46,472

Carnival Corp.†

6,764

222,941

Ameristar Casinos, Inc.†

3,070

42,427

Yum! Brands, Inc.

6,080

213,347

Brunswick Corp.†

3,988

42,273

Viacom, Inc. — Class B*

6,550

200,037

Sonic Corp.*

2,850

42,180

Activision, Inc.*

5,616

191,337

Total Common Stocks

Electronic Arts, Inc.*†

4,283

190,294

(Cost $5,119,095)

6,339,515

Las Vegas Sands Corp.*†

3,677

174,437

SECURITIES LENDING COLLATERAL 32.7%

Starbucks Corp.*†

11,056

174,021

Mount Vernon Securities Lending

Marriott International, Inc. —

Trust Prime Portfolio (Note 8)

2,089,035

2,089,035

Class A†

5,560

145,894

Wynn Resorts Ltd.†

1,779

144,722

Total Securities Lending Collateral

MGM MIRAGE*

4,076

138,136

(Cost $2,089,035)

2,089,035

Starwood Hotels & Resorts

FACE

Worldwide, Inc.†

3,331

133,473

AMOUNT

Hasbro, Inc.†

3,703

132,271

International Game Technology, Inc.

4,876

121,802

REPURCHASE AGREEMENT 2.9%

Mattel, Inc.

7,072

121,073

Repurchase Agreement (Note 4)

Tim Hortons, Inc.†

3,980

114,186

Lehman Brothers Holdings, Inc.

Darden Restaurants, Inc.†

3,461

110,544

issued 06/30/08 at 0.25%

Burger King Holdings, Inc.

3,825

102,472

due 07/01/08

$182,895

182,895

Royal Caribbean Cruises Ltd.†

4,387

98,576

Total Repurchase Agreement

CTC Media, Inc.*

3,990

98,393

(Cost $182,895)

182,895

Eastman Kodak Co.†

6,802

98,153

Total Investments 135.0%

Scientific Games Corp. — Class A*†

3,210

95,080

(Cost $7,391,025)

$ 8,611,445

Marvel Entertainment, Inc.*†

2,940

94,492

Liabilities in Excess of

Wyndham Worldwide Corp.

5,130

91,878

Other Assets – (35.0)%

$(2,234,823)

Wendy’s International, Inc.

3,307

90,017

Net Assets – 100.0%

$ 6,376,622

DreamWorks Animation SKG, Inc. —

Class A*

3,002

89,490

Penn National Gaming, Inc.*

2,450

78,767

Brinker International, Inc.

4,058

76,696

Take-Two Interactive Software, Inc.*

2,970

75,943

Bally Technologies, Inc.*†

2,218

74,968

Orient-Express Hotels Ltd. — Class A

1,720

74,717

Regal Entertainment Group —

Class A†

4,420

67,538

Vail Resorts, Inc.*†

1,560

66,815

Panera Bread Co. — Class A*†

1,430

66,152

Polaris Industries, Inc.†

1,552

62,670

Choice Hotels International, Inc.†

2,324

61,586

THQ, Inc.*

3,034

61,469

WMS Industries, Inc.*

2,025

60,284

Life Time Fitness, Inc.*†

1,960

57,918

Jack in the Box, Inc.*

2,570

57,594

Chipotle Mexican Grill, Inc.*

740

55,766

International Speedway Corp. —

Class A

1,420

55,423

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

PRECIOUS METALS FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.4%

REPURCHASE AGREEMENT 1.1%

Repurchase Agreement (Note 4)

Freeport-McMoRan Copper &

Lehman Brothers Holdings, Inc.

Gold, Inc.†

81,958

$

9,604,658

issued 06/30/08 at 0.25%

Newmont Mining Corp.†

128,022

6,677,628

due 07/01/08

$846,205

$

846,205

Barrick Gold Corp.

144,142

6,558,461

Total Repurchase Agreement

Goldcorp, Inc.

138,983

6,416,845

(Cost $846,205)

846,205

Yamana Gold, Inc.†

320,802

5,306,065

Total Investments 141.3%

Agnico-Eagle Mines Ltd.†

62,143

4,621,575

(Cost $78,775,329)

$112,998,998

Kinross Gold Corp.

154,917

3,657,590

Gold Fields Ltd. — SP ADR

253,387

3,205,346

Liabilities in Excess of

AngloGold Ashanti Ltd. —

Other Assets – (41.3)%

$ (33,001,199)

SP ADR†

85,912

2,915,853

Net Assets – 100.0%

$

79,997,799

Silver Wheaton Corp.*†

180,934

2,650,683

Cia de Minas Buenaventura SA —

SP ADR†

39,314

2,569,956

Harmony Gold Mining Co. Ltd. —

SP ADR*†

205,552

2,518,012

Pan American Silver Corp.*

71,769

2,481,772

Randgold Resources Ltd. —

SP ADR†

45,745

2,112,504

Silver Standard Resources, Inc.*†

73,326

2,100,790

Coeur d’Alene Mines Corp.*†

720,279

2,088,809

Hecla Mining Co.*†

201,864

1,869,261

Eldorado Gold Corp.*†

212,829

1,840,971

Royal Gold, Inc.†

57,334

1,797,994

Stillwater Mining Co.*†

140,917

1,667,048

Novagold Resources, Inc.*†

195,882

1,459,321

Iamgold Corp.

215,801

1,305,596

Golden Star Resources Ltd.*†

472,411

1,270,786

Northgate Minerals Corp.*

394,633

1,085,241

US Gold Corp.*†

394,897

916,161

Apex Silver Mines Ltd.*†

162,175

796,279

Total Common Stocks

(Cost $45,271,536)

79,495,205

SECURITIES LENDING COLLATERAL 40.8%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

32,657,588

32,657,588

Total Securities Lending Collateral

(Cost $32,657,588)

32,657,588

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

RETAILING FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 98.0%

RadioShack Corp.†

1,754

$

21,522

AutoNation, Inc.*†

2,074

20,781

Wal-Mart Stores, Inc.†

5,081

$

285,552

Netflix, Inc.*†

787

20,517

CVS Caremark Corp.

3,586

141,898

Barnes & Noble, Inc.†

822

20,418

Target Corp.†

2,346

109,066

Penske Auto Group, Inc.†

1,331

19,619

Home Depot, Inc.

4,633

108,505

Dick’s Sporting Goods, Inc.*

1,101

19,532

Costco Wholesale Corp.†

1,536

107,735

Tractor Supply Co.*

601

17,453

Amazon.com, Inc.*†

1,439

105,522

Rite Aid Corp.*†

10,606

16,864

Walgreen Co.†

3,134

101,886

OfficeMax, Inc.†

1,183

16,444

Lowe’s Companies, Inc.†

4,669

96,882

Dillard’s, Inc. — Class A†

1,126

13,028

Staples, Inc.

3,392

80,560

Total Common Stocks

Best Buy Company, Inc.†

1,909

75,596

(Cost $2,113,650)

2,973,425

TJX Companies, Inc.†

2,257

71,028

SECURITIES LENDING COLLATERAL 37.0%

Kohl’s Corp.*†

1,611

64,504

Mount Vernon Securities Lending

The Gap, Inc.†

3,828

63,813

Trust Prime Portfolio (Note 8)

1,122,018

1,122,018

Liberty Media Corp - Interactive*†

3,615

53,357

AutoZone, Inc.*

440

53,244

Total Securities Lending Collateral

J.C. Penney Company, Inc.†

1,437

52,149

(Cost $1,122,018)

1,122,018

Sears Holdings Corp.*†

681

50,162

FACE

Macy’s, Inc.

2,554

49,599

AMOUNT

Bed Bath & Beyond, Inc.*†

1,761

49,484

Genuine Parts Co.

1,206

47,854

REPURCHASE AGREEMENT 0.8%

Nordstrom, Inc.†

1,522

46,117

Repurchase Agreement (Note 4)

Limited Brands, Inc.†

2,654

44,720

Lehman Brothers Holdings, Inc.

Ross Stores, Inc.†

1,233

43,796

issued 06/30/08 at 0.25%

Urban Outfitters, Inc.*†

1,398

43,604

due 07/01/08

$24,444

24,444

Tiffany & Co.†

1,051

42,828

Total Repurchase Agreement

GameStop Corp. — Class A*†

1,030

41,612

(Cost $24,444)

24,444

Abercrombie & Fitch Co. — Class A†

660

41,369

Total Investments 135.8%

Sherwin-Williams Co.†

893

41,015

(Cost $3,260,112)

$ 4,119,887

IAC/ InterActiveCorp*

2,094

40,372

Liabilities in Excess of

Priceline.com, Inc.*†

339

39,141

Other Assets – (35.8)%

$(1,085,056)

Advance Auto Parts, Inc.

994

38,597

Net Assets – 100.0%

$ 3,034,831

Big Lots, Inc.*†

1,170

36,551

Expedia, Inc.*†

1,979

36,374

Dollar Tree, Inc.*

1,063

34,749

Guess?, Inc.†

924

34,604

Office Depot, Inc.*

2,991

32,722

Family Dollar Stores, Inc.†

1,614

32,183

BJ’s Wholesale Club, Inc.*†

767

29,683

Petsmart, Inc.†

1,485

29,626

Aeropostale, Inc.*†

933

29,231

CarMax, Inc.*†

2,049

29,075

American Eagle Outfitters, Inc.

2,125

28,964

LKQ Corp.*†

1,554

28,081

O’Reilly Automotive, Inc.*†

1,235

27,602

Foot Locker, Inc.

2,217

27,602

Longs Drug Stores Corp.

584

24,592

Williams-Sonoma, Inc.†

1,215

24,106

J. Crew Group, Inc.*†

718

23,701

AnnTaylor Stores Corp.*†

976

23,385

Saks, Inc.*†

2,081

22,849

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

TECHNOLOGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

Analog Devices, Inc.†

4,693

$

149,097

Salesforce.com, Inc.*†

2,160

147,377

Microsoft Corp.

27,124

$

746,181

Western Digital Corp.*†

4,267

147,340

Apple, Inc.*

3,684

616,849

Seagate Technology†

7,630

145,962

International Business Machines

STMicroelectronics NV — SP ADR†

13,988

144,496

Corp.†

5,202

616,593

NAVTEQ Corp.*

1,870

143,990

Google, Inc. — Class A*

1,118

588,538

Amphenol Corp. — Class A

3,208

143,975

Cisco Systems, Inc.*

23,877

555,379

Intuit, Inc.*

5,222

143,971

Intel Corp.

24,601

528,429

Computer Sciences Corp.*†

3,035

142,159

Oracle Corp.*

24,098

506,058

Satyam Computer Services Ltd. —

Hewlett-Packard Co.

11,096

490,554

SP ADR†

5,780

141,726

Qualcomm, Inc.

9,399

417,034

VeriSign, Inc.*†

3,689

139,444

Canon, Inc. — SP ADR

8,060

412,753

Autodesk, Inc.*†

4,042

136,660

Nokia Oyj — SP ADR†

16,299

399,326

Fidelity National Information Services,

SAP AG — SP ADR†

7,450

388,220

Inc.

3,633

134,094

Research In Motion Ltd.*†

3,200

374,080

Flextronics International Ltd.*

14,243

133,884

Taiwan Semiconductor Manufacturing

Linear Technology Corp.†

4,047

131,811

Co. Ltd. — SP ADR*†

33,535

365,867

Xilinx, Inc.

5,212

131,603

Dell, Inc.*†

15,833

346,426

KLA-Tencor Corp.

3,219

131,045

Texas Instruments, Inc.†

10,103

284,500

Harris Corp.

2,592

130,870

Corning, Inc.

11,988

276,323

BMC Software, Inc.*

3,626

130,536

eBay, Inc.*

9,877

269,938

Infineon Technologies AG —

Telefonaktiebolaget LM Ericsson —

SP ADR*†

15,240

129,997

SP ADR†

25,886

269,214

NetApp, Inc.*†

5,992

129,787

EMC Corp*†

17,897

262,907

Total System Services, Inc.

5,770

128,209

Infosys Technologies Ltd. — SP ADR†

6,020

261,629

Flir Systems, Inc.*†

3,160

128,201

MasterCard, Inc.†

950

252,244

Fiserv, Inc.*†

2,819

127,898

Accenture Ltd. — Class A†

6,062

246,845

Altera Corp.

6,065

125,546

Applied Materials, Inc.†

12,675

241,966

Amdocs, Ltd.*†

4,141

121,828

Adobe Systems, Inc.*

5,796

228,304

Sun Microsystems, Inc.*†

10,880

118,374

Western Union Co.†

9,100

224,952

Akamai Technologies, Inc.*†

3,400

118,286

Automatic Data Processing, Inc.†

5,316

222,740

Trimble Navigation Ltd.*†

3,280

117,096

Yahoo!, Inc.*†

10,352

213,872

Check Point Software Technologies

Symantec Corp.*†

10,673

206,523

Ltd.*

4,807

113,782

Tyco Electronics Ltd.

5,690

203,816

Alliance Data Systems Corp.*†

1,984

112,195

Electronic Data Systems Corp.

8,246

203,181

Iron Mountain, Inc.*†

4,164

110,554

Marvell Technology Group Ltd.*

11,323

199,964

Affiliated Computer Services, Inc. —

Broadcom Corp. — Class A*†

7,121

194,332

Class A*†

2,047

109,494

Agilent Technologies, Inc.*†

5,243

186,336

McAfee, Inc.*

3,207

109,134

Alcatel-Lucent*†

29,728

179,557

Ansys, Inc.*†

2,300

108,376

Motorola, Inc.†

23,624

173,400

National Semiconductor Corp.

5,273

108,307

Activision, Inc.*

4,963

169,089

ON Semiconductor Corp.*†

11,770

107,931

CA, Inc.

7,313

168,857

Citrix Systems, Inc.*†

3,632

106,817

MEMC Electronic Materials, Inc.*

2,727

167,820

Microchip Technology, Inc.†

3,469

105,943

Electronic Arts, Inc.*†

3,638

161,636

VMware, Inc.*†

1,950

105,027

Xerox Corp.

11,899

161,350

NCR Corp.*

4,107

103,496

Cognizant Technology Solutions

Teradata Corp.*

4,350

100,659

Corp. — Class A*

4,962

161,315

Global Payments, Inc.†

2,160

100,656

Juniper Networks, Inc.*†

7,211

159,940

LSI Logic Corp.*†

16,315

100,174

Baidu.com - SP ADR*†

510

159,610

Red Hat, Inc.*†

4,774

98,774

AU Optronics Corp. — SP ADR†

9,883

156,547

Equinix, Inc.*†

1,100

98,142

ASML Holding NV†

6,389

155,892

Nortel Networks Corp.*

11,910

97,900

Nvidia Corp.*†

8,247

154,384

Lam Research Corp.*†

2,695

97,424

Paychex, Inc.

4,792

149,894

SAIC, Inc.*†

4,680

97,391

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

TECHNOLOGY FUND

MARKET

SHARES

VALUE

Hewitt Associates, Inc. — Class A*†

2,500

$

95,825

Micron Technology, Inc.*†

15,818

94,908

Mettler Toledo International, Inc.*

989

93,817

Itron, Inc.*†

950

93,433

Arrow Electronics, Inc.*†

2,983

91,638

Brocade Communications Systems,

Inc.*†

11,090

91,382

Lexmark International, Inc.*†

2,646

88,456

Ingram Micro, Inc. — Class A*

4,976

88,324

Advanced Micro Devices, Inc.*†

15,130

88,208

Synopsys, Inc.*

3,666

87,654

Cypress Semiconductor Corp.*†

3,477

86,056

Avnet, Inc.*

3,133

85,468

SanDisk Corp.*†

4,396

82,205

DST Systems, Inc.*†

1,472

81,034

Nuance Communications, Inc.*†

5,150

80,701

Intersil Corp. — Class A†

3,144

76,462

Cadence Design Systems, Inc.*†

7,391

74,649

JDS Uniphase Corp.*

6,150

69,864

Ciena Corp.*†

2,600

60,242

Total Common Stocks

(Cost $17,915,588)

21,678,928

SECURITIES LENDING COLLATERAL 32.9%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

7,147,567

7,147,567

Total Securities Lending Collateral

(Cost $7,147,567)

7,147,567

FACE

AMOUNT

REPURCHASE AGREEMENT 1.0%

Repurchase Agreement (Note 4)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

$222,780

222,780

Total Repurchase Agreement

(Cost $222,780)

222,780

Total Investments 133.5%

(Cost $25,285,935)

$29,049,275

Liabilities in Excess of

Other Assets – (33.5)%

$ (7,290,041)

Net Assets – 100.0%

$21,759,234

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

TELECOMMUNICATIONS FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 4)

AT&T, Inc.

31,444

$

1,059,347

Lehman Brothers Holdings, Inc.

Vodafone Group PLC — SP ADR

33,037

973,270

issued 06/30/08 at 0.25%

Cisco Systems, Inc.*

39,458

917,793

due 07/01/08

$85,369

$

85,369

Verizon Communications, Inc.†

22,150

784,110

Total Repurchase Agreement

Qualcomm, Inc.

15,423

684,319

(Cost $85,369)

85,369

Nokia Oyj — SP ADR†

26,734

654,983

Total Investments 132.2%

Deutsche Telekom AG — SP ADR†

38,940

637,448

(Cost $13,391,396)

$17,051,563

Research In Motion Ltd.*

5,448

636,871

America Movil SAB de CV —

Liabilities in Excess of

SP ADR†

10,885

574,184

Other Assets – (32.2)%

$ (4,153,193)

Sprint Nextel Corp.†

51,173

486,143

Net Assets – 100.0%

$12,898,370

Corning, Inc.

19,676

453,532

Telefonaktiebolaget LM Ericsson —

SP ADR†

42,760

444,704

BCE, Inc.

11,710

407,625

American Tower Corp. — Class A*

7,916

334,451

Alcatel-Lucent*†

49,128

296,733

Motorola, Inc.†

39,025

286,444

Crown Castle International Corp.*†

6,878

266,385

Juniper Networks, Inc.*†

11,830

262,389

NII Holdings, Inc. — Class B*†

5,270

250,272

Embarq Corp.

4,899

231,576

Harris Corp.

4,138

208,928

Level 3 Communications, Inc.*†

67,570

199,332

Tele Norte Leste Participacoes SA —

ADR

7,880

196,291

MetroPCS Communications, Inc.*

10,760

190,560

Qwest Communications International,

Inc.†

48,110

189,072

Windstream Corp.†

15,261

188,321

SBA Communications Corp.*†

4,730

170,327

CenturyTel, Inc.†

4,561

162,326

Nortel Networks Corp.*

19,536

160,586

Citizens Communications Co.†

14,009

158,862

Brasil Telecom Participacoes SA —

SP ADR

1,902

139,550

Leap Wireless International, Inc. —

Class B*†

2,920

126,056

JDS Uniphase Corp.*

10,090

114,622

Total Common Stocks

(Cost $9,187,245)

12,847,412

SECURITIES LENDING COLLATERAL 31.9%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

4,118,782

4,118,782

Total Securities Lending Collateral

(Cost $4,118,782)

4,118,782

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

TRANSPORTATION FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 14.7%

Repurchase Agreement (Note 4)

Union Pacific Corp.

8,340

$

629,670

Lehman Brothers Holdings, Inc.

Burlington Northern Santa Fe Corp.

5,686

567,975

issued 06/30/08 at 0.25%

United Parcel Service, Inc. — Class B†

9,210

566,139

due 07/01/08

$1,100,192

$

1,100,192

Norfolk Southern Corp.†

7,922

496,472

Total Repurchase Agreement

CSX Corp.

7,900

496,199

(Cost $1,100,192)

1,100,192

Canadian National Railway Co.

9,300

447,144

Total Investments 144.4%

FedEx Corp.†

4,299

338,718

(Cost $8,661,230)

$10,828,479

Southwest Airlines Co.†

22,502

293,426

CH Robinson Worldwide, Inc.†

5,094

279,355

Liabilities in Excess of

Expeditors International of

Other Assets – (44.4)%

$ (3,328,063)

Washington, Inc.†

6,402

275,286

Net Assets – 100.0%

$

7,500,416

J.B. Hunt Transport Services, Inc.†

6,074

202,143

Ryder System, Inc.†

2,873

197,892

DryShips Inc.†

2,330

186,819

Kansas City Southern*†

4,118

181,151

Landstar System, Inc.†

3,016

166,543

Hertz Global Holdings, Inc.*

14,973

143,741

Kirby Corp.*

2,946

141,408

Con-way, Inc.†

2,893

136,723

Genco Shipping & Trading Ltd.†

2,080

135,616

UTI Worldwide, Inc.†

6,632

132,308

Alexander & Baldwin, Inc.†

2,836

129,180

Knight Transportation, Inc.†

6,934

126,892

Eagle Bulk Shipping Inc.†

3,975

117,541

Heartland Express, Inc.†

7,698

114,777

HUB Group, Inc. — Class A*†

3,222

109,967

Werner Enterprises, Inc.†

5,820

108,136

Northwest Airlines Corp.*†

15,300

101,898

Delta Air Lines, Inc.*†

17,774

101,312

Atlas Air Worldwide Holdings Co.,

Inc.*

1,994

98,623

AMR Corp.*†

16,856

86,303

Copa Holdings SA†

2,949

83,044

Avis Budget Group, Inc.*

9,730

81,440

JetBlue Airways Corp.*†

21,730

81,053

Continental Airlines, Inc. — Class B*

7,110

71,882

UAL Corp.†

8,016

41,843

Total Common Stocks

(Cost $5,301,370)

7,468,619

SECURITIES LENDING COLLATERAL 30.1%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

2,259,668

2,259,668

Total Securities Lending Collateral

(Cost $2,259,668)

2,259,668

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

UTILITIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 100.0%

DPL, Inc.†

14,877

$

392,455

Vectren Corp.

12,388

386,629

Exelon Corp.

20,829

$

1,873,776

AGL Resources, Inc.

11,104

383,976

Dominion Resources, Inc.†

27,074

1,285,744

Atmos Energy Corp.

13,689

377,406

FirstEnergy Corp.

14,791

1,217,743

Pinnacle West Capital Corp.†

12,235

376,471

FPL Group, Inc.

18,394

1,206,279

ITC Holdings Corp.

7,171

366,510

Southern Co.†

33,658

1,175,337

Great Plains Energy, Inc.†

13,684

345,932

Public Service Enterprise Group,

Hawaiian Electric Industries, Inc.†

13,576

335,734

Inc.†

25,573

1,174,568

Westar Energy, Inc.†

15,130

325,446

Entergy Corp.

9,734

1,172,752

Piedmont Natural Gas Co.†

12,337

322,736

PPL Corp.

20,587

1,076,083

WGL Holdings, Inc.†

9,196

319,469

Duke Energy Corp.†

61,134

1,062,509

Aqua America, Inc.†

19,516

311,671

Edison International†

18,545

952,842

Total Common Stocks

Sempra Energy†

15,983

902,240

(Cost $28,364,614)

39,493,738

Questar Corp.†

12,584

893,967

SECURITIES LENDING COLLATERAL 31.0%

American Electric Power Co., Inc.†

22,094

888,842

Mount Vernon Securities Lending

PG&E Corp.

22,183

880,443

Trust Prime Portfolio (Note 8)

12,266,492

12,266,492

AES Corp.*†

45,829

880,375

Constellation Energy Group, Inc.†

10,324

847,600

Total Securities Lending Collateral

Progress Energy, Inc.†

18,214

761,892

(Cost $12,266,492)

12,266,492

NRG Energy, Inc.*†

17,700

759,330

FACE

Consolidated Edison, Inc.†

18,835

736,260

AMOUNT

Mirant Corp.*†

18,705

732,301

Equitable Resources, Inc.†

10,305

711,663

REPURCHASE AGREEMENT 0.5%

Xcel Energy, Inc.

33,529

672,927

Repurchase Agreement (Note 4)

Ameren Corp.

15,876

670,444

Lehman Brothers Holdings, Inc.

MDU Resources Group, Inc.†

18,860

657,460

issued 06/30/08 at 0.25%

Allegheny Energy, Inc.

13,116

657,243

due 07/01/08

$193,495

193,495

DTE Energy Co.

14,684

623,189

Total Repurchase Agreement

Energen Corp.

7,671

598,568

(Cost $193,495)

193,495

Reliant Energy, Inc.*

27,202

578,587

Total Investments 131.5%

National Fuel Gas Co.†

9,644

573,625

(Cost $40,824,601)

$ 51,953,725

TECO Energy, Inc.†

26,443

568,260

Liabilities in Excess of

CenterPoint Energy, Inc.

34,258

549,841

Other Assets – (31.5)%

$(12,440,570)

Oneok, Inc.

11,116

542,794

Net Assets – 100.0%

$ 39,513,155

Pepco Holdings, Inc.

21,086

540,856

Wisconsin Energy Corp.

11,765

532,013

NiSource, Inc.

28,938

518,569

Dynegy Inc.*

57,354

490,377

SCANA Corp.

12,777

472,749

Integrys Energy Group, Inc.†

9,270

471,194

NSTAR†

13,739

464,653

Northeast Utilities†

18,039

460,536

Energy East Corp.

18,620

460,286

Southern Union Co.

16,791

453,693

Alliant Energy Corp.

12,763

437,260

CMS Energy Corp.†

29,253

435,870

UGI Corp.†

15,074

432,775

OGE Energy Corp.

12,670

401,766

Sierra Pacific Resources

31,316

398,026

Puget Energy, Inc.

16,390

393,196

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

33

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$10,738,730

$104,960,260

$13,538,062

$26,765,402

Repurchase Agreements*

51,894

88,538

85,549

208,072

Cash

—

—

—

—

Receivable for Securities Sold

—

—

72,334

942,524

Receivable for Fund Shares Sold

538,840

353,627

17,389

78,767

Investment Income Receivable

25,174

69,719

—

74,927

Total Assets

11,354,638

105,472,144

13,713,334

28,069,692

LIABILITIES

Payable upon Return of Securities Loaned

3,603,136

28,529,660

4,232,492

5,679,967

Payable for Securities Purchased

239,981

—

—

—

Payable for Fund Shares Redeemed

300,802

78,698

111,712

1,098,406

Investment Advisory Fees Payable

5,209

58,954

6,575

19,259

Transfer Agent and Administrative Fees Payable

1,532

17,339

1,934

5,664

Distribution and Service Fees Payable

1,532

17,339

1,934

5,664

Portfolio Accounting Fees Payable

613

6,936

774

2,266

Custody Fees Payable

184

2,091

532

680

Other Liabilities

6,565

47,486

7,820

20,263

Total Liabilities

4,159,554

28,758,503

4,363,773

6,832,169

NET ASSETS

$

7,195,084

$

76,713,641

$

9,349,561

$21,237,523

NET ASSETS CONSIST OF

Paid-In Capital

$11,780,200

$

54,628,909

$14,899,029

$20,640,375

Undistributed Net Investment Income (Loss)

174,244

216,175

(40,471)

209,215

Accumulated Net Realized Loss on Investments

(4,312,017)

(5,633,609)

(8,375,966)

(3,154,842)

Net Unrealized Appreciation (Depreciation) on Investments

(447,343)

27,502,166

2,866,969

3,542,775

NET ASSETS

$

7,195,084

$

76,713,641

$

9,349,561

$21,237,523

SHARES OUTSTANDING

449,869

1,739,849

454,583

651,628

NET ASSET VALUES

$15.99

$44.09

$20.57

$32.59

*

The cost of investments is $11,237,967, $77,546,632, $10,756,642, $23,430,699, $6,317,087, $90,380,361, $87,062,980, $17,107,073,

$25,909,392, $9,576,703, $7,391,025 and $78,775,329, respectively.

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

6,846,738

$141,123,098

$139,391,558

$16,905,377

$30,607,349

$11,664,214

$ 8,428,550

$112,152,793

34,746

247,265

329,245

35,985

20,276

75,236

182,895

846,205

—

5,553

—

1,455

—

—

—

—

—

680,843

863,346

581,144

179,822

—

—

1,275,667

61,683

105,667

341,967

45,964

—

34,303

29,549

183,777

382

48,989

75,887

33,034

27,201

—

5,386

8,230

6,943,549

142,211,415

141,002,003

17,602,959

30,834,648

11,773,753

8,646,380

114,466,672

1,828,388

33,123,778

37,693,658

5,266,316

6,756,877

3,545,244

2,089,035

32,657,588

47,627

—

—

—

—

—

146,032

66,179

4,752

547,239

848,760

539,412

92,162

55,843

11,147

1,619,062

4,359

75,277

71,455

10,049

19,724

9,197

7,666

44,469

1,282

22,140

21,016

2,956

5,801

2,705

2,255

14,823

1,282

22,140

21,016

2,956

5,801

2,705

2,255

14,823

513

8,856

8,407

1,182

2,320

1,082

902

5,929

154

2,657

2,527

367

786

325

271

1,779

4,471

54,853

52,582

14,786

23,539

6,761

10,195

44,221

1,892,828

33,856,940

38,719,421

5,838,024

6,907,010

3,623,862

2,269,758

34,468,873

$

5,050,721

$108,354,475

$102,282,582

$11,764,935

$23,927,638

$

8,149,891

$ 6,376,622

$

79,997,799

$ 15,756,057

$

60,461,092

$

51,467,147

$18,619,304

$23,174,351

$12,074,083

$ 7,220,450

$

58,681,549

(10,005)

(78,106)

(344,660)

147,077

39,978

(71,020)

(22,639)

(344,317)

(11,259,728)

(3,018,513)

(1,497,728)

(6,835,735)

(4,004,924)

(6,015,919)

(2,041,609)

(12,563,102)

564,397

50,990,002

52,657,823

(165,711)

4,718,233

2,162,747

1,220,420

34,223,669

$

5,050,721

$108,354,475

$102,282,582

$11,764,935

$23,927,638

$

8,149,891

$ 6,376,622

$

79,997,799

426,026

2,252,325

2,103,916

702,635

900,186

530,588

379,603

5,070,892

$11.86

$48.11

$48.62

$16.74

$26.58

$15.36

$16.80

$15.78

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

35

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Telecom-

Trans-

Retailing

Technology

munications

portation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$4,095,443

$28,826,495

$16,966,194

$

9,728,287

Repurchase Agreements*

24,444

222,780

85,369

1,100,192

Cash

—

—

—

1,933

Receivable for Fund Shares Sold

61,429

134,179

35,173

868,069

Investment Income Receivable

1,936

5,440

53,141

5,560

Total Assets

4,183,252

29,188,894

17,139,877

11,704,041

LIABILITIES

Payable upon Return of Securities Loaned

1,122,018

7,147,567

4,118,782

2,259,668

Payable for Securities Purchased

15,787

135,680

80,617

1,919,405

Payable for Fund Shares Redeemed

265

103,645

5,249

4,615

Investment Advisory Fees Payable

2,386

16,725

11,874

5,648

Transfer Agent and Administrative Fees Payable

702

4,919

3,492

1,661

Distribution and Service Fees Payable

702

4,919

3,492

1,661

Portfolio Accounting Fees Payable

281

1,968

1,397

664

Custody Fees Payable

84

590

419

199

Other Liabilities

6,196

13,647

16,185

10,104

Total Liabilities

1,148,421

7,429,660

4,241,507

4,203,625

NET ASSETS

$3,034,831

$21,759,234

$12,898,370

$

7,500,416

NET ASSETS CONSIST OF

Paid-In Capital

$3,119,198

$22,871,824

$11,358,001

$

6,900,636

Undistributed Net Investment Income (Loss)

(5,836)

(75,653)

164,969

(1,164)

Accumulated Net Realized Loss on Investments

(938,306)

(4,800,277)

(2,284,767)

(1,566,305)

Net Unrealized Appreciation on Investments

859,775

3,763,340

3,660,167

2,167,249

NET ASSETS

$3,034,831

$21,759,234

$12,898,370

$

7,500,416

SHARES OUTSTANDING

305,540

1,505,935

643,155

526,037

NET ASSET VALUES

$9.93

$14.45

$20.05

$14.26

*

The cost of investments is $3,260,112, $25,285,935, $13,391,396, $8,661,230 and $40,824,601, respectively.

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2008

Utilities

Fund

$51,760,230

193,495

—

74,043

85,581

52,113,349

12,266,492

—

246,130

31,977

9,405

9,405

3,762

1,129

31,894

12,600,194

$39,513,155

$32,043,826

572,150

(4,231,945)

11,129,124

$39,513,155

1,843,487

$21.43

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

37

STATEMENTS OF OPERATIONS (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

313

$

4,438

$

692

$

1,728

Income from Securities Lending, net

7,130

35,945

10,806

7,250

Dividends, Net of Foreign Tax Withheld*

204,152

592,786

44,106

407,404

Total Income

211,595

633,169

55,604

416,382

EXPENSES

Investment Advisory Fees

36,717

337,136

51,255

139,653

Transfer Agent and Administrative Fees

10,799

99,157

15,075

41,075

Audit and Outside Services

6,190

33,597

6,740

15,341

Portfolio Accounting Fees

4,320

39,663

6,030

16,430

Trustees’ Fees**

552

3,880

698

1,662

Service Fees

10,799

99,157

15,075

41,075

Custody Fees

1,297

10,857

2,309

4,376

Miscellaneous

(2,206)

4,169

(1,107)

248

Total Expenses

68,468

627,616

96,075

259,860

Net Investment Income (Loss)

143,127

5,553

(40,471)

156,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(2,275,716)

(642,984)

(663,920)

(1,939,817)

Total Net Realized Gain (Loss)

(2,275,716)

(642,984)

(663,920)

(1,939,817)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(560,753)

2,778,107

(41,029)

(2,193,427)

Net Change in Unrealized Appreciation (Depreciation)

(560,753)

2,778,107

(41,029)

(2,193,427)

Net Gain (Loss) on Investments

(2,836,469)

2,135,123

(704,949)

(4,133,244)

Net Increase (Decrease) in Net Assets from Operations

$(2,693,342)

$2,140,676

$(745,420)

$(3,976,722)

*

Foreign tax withheld of $2,635, $12,951, $0, $4,035, $437, $12,353, $0, $7,127, $19,855, $0, $0 and $13,614, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

724

$

5,772

$

5,234

$

893

$

1,426

$

1,019

$

738

$

6,223

2,785

28,850

33,120

9,564

10,702

7,031

8,000

56,827

19,683

624,466

302,455

269,971

304,720

23,568

59,201

285,275

23,192

659,088

340,809

280,428

316,848

31,618

67,939

348,325

17,826

396,055

368,231

71,253

148,444

55,168

48,669

350,594

5,243

116,487

108,303

20,957

43,660

16,226

14,314

116,865

4,950

37,033

37,271

15,598

20,349

3,764

10,704

22,150

2,097

46,595

43,321

8,383

17,464

6,490

5,726

46,746

386

4,257

4,158

1,293

2,040

652

910

3,590

5,243

116,487

108,303

20,957

43,660

16,226

14,314

116,865

587

12,644

11,824

2,498

5,305

1,713

1,543

12,491

(3,135)

7,636

4,058

(7,588)

(4,052)

2,399

(5,602)

23,341

33,197

737,194

685,469

133,351

276,870

102,638

90,578

692,642

(10,005)

(78,106)

(344,660)

147,077

39,978

(71,020)

(22,639)

(344,317)

(226,430)

442,901

1,327,225

(3,427,699)

(1,844,756)

(1,967,110)

(1,503,240)

361,155

(226,430)

442,901

1,327,225

(3,427,699)

(1,844,756)

(1,967,110)

(1,503,240)

361,155

(376,451)

17,958,251

19,381,695

(1,054,733)

(2,234,618)

(794,269)

(1,812,514)

4,099,489

(376,451)

17,958,251

19,381,695

(1,054,733)

(2,234,618)

(794,269)

(1,812,514)

4,099,489

(602,881)

18,401,152

20,708,920

(4,482,432)

(4,079,374)

(2,761,379)

(3,315,754)

4,460,644

$(612,886)

$18,323,046

$20,364,260

$(4,335,355)

$(4,039,396)

$(2,832,399)

$(3,338,393)

$4,116,327

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

39

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Telecom-

Trans-

Retailing

Technology

munications

portation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

360

$

1,264

$

640

$

632

Income from Securities Lending, net

3,989

8,977

6,008

5,570

Dividends, Net of Foreign Tax Withheld*

24,878

76,857

270,744

66,019

Total Income

29,227

87,098

277,392

72,221

EXPENSES

Investment Advisory Fees

18,846

87,486

75,005

39,428

Transfer Agent and Administrative Fees

5,543

25,731

22,060

11,596

Audit and Outside Services

8,155

11,237

17,682

11,947

Portfolio Accounting Fees

2,217

10,293

8,824

4,639

Trustees’ Fees**

586

1,282

1,590

905

Service Fees

5,543

25,731

22,060

11,596

Custody Fees

587

2,702

2,751

1,256

Miscellaneous

(6,414)

(1,711)

(10,007)

(7,982)

Total Expenses

35,063

162,751

139,965

73,385

Net Investment Income (Loss)

(5,836)

(75,653)

137,427

(1,164)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(21,440)

(2,312,149)

113,517

(379,548)

Total Net Realized Gain (Loss)

(21,440)

(2,312,149)

113,517

(379,548)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(568,351)

(1,523,558)

(4,518,945)

189,731

Net Change in Unrealized Appreciation (Depreciation)

(568,351)

(1,523,558)

(4,518,945)

189,731

Net Loss on Investments

(589,791)

(3,835,707)

(4,405,428)

(189,817)

Net Decrease in Net Assets from Operations

$(595,627)

$(3,911,360)

$(4,268,001)

$(190,981)

*

Foreign tax withheld of $0, $4,471, $22,587, $683 and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2008

Utilities

Fund

$

2,478

13,382

772,014

787,874

206,554

60,751

26,714

24,301

2,735

60,751

6,699

(3,933)

384,572

403,302

(2,758,313)

(2,758,313)

(990,624)

(990,624)

(3,748,937)

$(3,345,635)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

41

STATEMENTS OF CHANGES IN NET ASSETS

Banking Fund

Basic Materials Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

143,127

$

231,442

$

5,553

$

227,377

Net Realized Gain (Loss) on Investments

(2,275,716)

(236,806)

(642,984)

4,888,395

Net Change in Unrealized Appreciation (Depreciation) on Investments

(560,753)

(2,663,252)

2,778,107

13,276,324

Net Increase (Decrease) in Net Assets from Operations

(2,693,342)

(2,668,616)

2,140,676

18,392,096

Distributions to Shareholders from:

Net Investment Income

—

(264,031)

—

(115,536)

Realized Gain on Investments

—

—

—

(6,304,782)

Total Distributions to Shareholders

—

(264,031)

—

(6,420,318)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

40,893,461

53,295,310

83,021,863

207,462,598

Value of Shares Purchased through Dividend Reinvestment

—

264,031

—

6,420,318

Cost of Shares Redeemed

(40,191,322)

(65,788,808)

(104,039,742)

(188,885,815)

Net Increase (Decrease) in Net Assets From Share Transactions

702,139

(12,229,467)

(21,017,879)

24,997,101

Net Increase (Decrease) in Net Assets

(1,991,203)

(15,162,114)

(18,877,203)

36,968,879

NET ASSETS—BEGINNING OF PERIOD

9,186,287

24,348,401

95,590,844

58,621,965

Net Assets—End of Period

$

7,195,084

$

9,186,287

$

76,713,641

$

95,590,844

Undistributed Net Investment Income (Loss)—End of Period

$

174,244

$

31,117

$

216,175

$

210,622

†

Unaudited

42

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

(40,471)

$

(141,129)

$

156,522

$

359,385

$

(10,005)

$

(62,342)

$

(78,106)

$

(211,655)

(663,920)

469,104

(1,939,817)

3,935,767

(226,430)

(51,554)

442,901

9,147,271

(41,029)

(231,721)

(2,193,427)

(1,236,597)

(376,451)

(389,276)

17,958,251

9,036,708

(745,420)

96,254

(3,976,722)

3,058,555

(612,886)

(503,172)

18,323,046

17,972,324

—

—

—

(619,303)

—

—

—

—

—

—

—

(2,667,488)

—

—

—

(9,416,467)

—

—

—

(3,286,791)

—

—

—

(9,416,467)

29,812,672

86,196,308

42,021,103

88,745,950

23,036,921

96,620,046

81,868,304

215,732,736

—

—

—

3,286,791

—

—

—

9,416,467

(33,644,266)

(83,120,184)

(57,653,827)

(93,964,574)

(20,316,577)

(97,029,201)

(93,294,575)

(202,437,037)

(3,831,594)

3,076,124

(15,632,724)

(1,931,833)

2,720,344

(409,155)

(11,426,271)

22,712,166

(4,577,014)

3,172,378

(19,609,446)

(2,160,069)

2,107,458

(912,327)

6,896,775

31,268,023

13,926,575

10,754,197

40,846,969

43,007,038

2,943,263

3,855,590

101,457,700

70,189,677

$

9,349,561

$ 13,926,575

$ 21,237,523

$ 40,846,969

$

5,050,721

$

2,943,263

$108,354,475

$ 101,457,700

$

(40,471)

$

—

$

209,215

$

52,693

$

(10,005)

$

—

$

(78,106)

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

43

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services Fund

Financial Services Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(344,660)

$

(724,648)

$

147,077

$

301,738

Net Realized Gain (Loss) on Investments

1,327,225

5,318,870

(3,427,699)

(2,475,909)

Net Change in Unrealized Appreciation (Depreciation) on Investments

19,381,695

15,361,157

(1,054,733)

(3,591,390)

Net Increase (Decrease) in Net Assets from Operations

20,364,260

19,955,379

(4,335,355)

(5,765,561)

Distributions to Shareholders from:

Net Investment Income

—

—

—

(356,724)

Realized Gain on Investments

—

(4,988,289)

—

(1,965,631)

Total Distributions to Shareholders

—

(4,988,289)

—

(2,322,355)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

65,742,524

208,159,435

38,989,198

79,190,928

Value of Shares Purchased through Dividend Reinvestment

—

4,988,289

—

2,322,355

Cost of Shares Redeemed

(79,741,029)

(176,108,208)

(40,396,594)

(106,107,981)

Net Increase (Decrease) in Net Assets From Share Transactions

(13,998,505)

37,039,516

(1,407,396)

(24,594,698)

Net Increase (Decrease) in Net Assets

6,365,755

52,006,606

(5,742,751)

(32,682,614)

NET ASSETS—BEGINNING OF PERIOD

95,916,827

43,910,221

17,507,686

50,190,300

Net Assets—End of Period

$102,282,582

$ 95,916,827

$ 11,764,935

$

17,507,686

Undistributed Net Investment Income (Loss)—End of Period

$

(344,660)

$

—

$

147,077

$

—

†

Unaudited

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

39,978

$

(10,979)

$

(71,020)

$

(42,463)

$

(22,639)

$

(35,731)

$

(344,317)

$

(451,283)

(1,844,756)

1,289,369

(1,967,110)

(2,185,780)

(1,503,240)

3,885,473

361,155

2,831,069

(2,234,618)

668,394

(794,269)

637,407

(1,812,514)

(3,807,495)

4,099,489

5,749,066

(4,039,396)

1,946,784

(2,832,399)

(1,590,836)

(3,338,393)

42,247

4,116,327

8,128,852

—

—

—

—

—

—

—

—

—

(704,340)

—

—

—

(2,699,704)

—

—

—

(704,340)

—

—

—

(2,699,704)

—

—

48,361,791

92,827,139

23,784,101

88,043,421

11,877,523

44,910,850

123,344,784

241,306,780

—

704,340

—

—

—

2,699,704

—

—

(57,915,952)

(98,077,985)

(37,739,068)

(70,895,883)

(17,473,563)

(67,341,016)

(139,075,877)

(220,733,106)

(9,554,161)

(4,546,506)

(13,954,967)

17,147,538

(5,596,040)

(19,730,462)

(15,731,093)

20,573,674

(13,593,557)

(3,304,062)

(16,787,366)

15,556,702

(8,934,433)

(22,387,919)

(11,614,766)

28,702,526

37,521,195

40,825,257

24,937,257

9,380,555

15,311,055

37,698,974

91,612,565

62,910,039

$ 23,927,638

$ 37,521,195

$

8,149,891

$ 24,937,257

$

6,376,622

$ 15,311,055

$

79,997,799

$

91,612,565

$

39,978

$

—

$

(71,020)

$

—

$

(22,639)

$

—

$

(344,317)

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

45

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing Fund

Technology Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(5,836)

$

(142,319)

$

(75,653)

$

(310,013)

Net Realized Gain (Loss) on Investments

(21,440)

4,054,955

(2,312,149)

(97,899)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(568,351)

(4,163,479)

(1,523,558)

2,356,246

Net Increase (Decrease) in Net Assets from Operations

(595,627)

(250,843)

(3,911,360)

1,948,334

Distributions to Shareholders from:

Net Investment Income

—

—

—

—

Realized Gain on Investments

—

(2,790,535)

—

—

Total Distributions to Shareholders

—

(2,790,535)

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

12,762,079

32,143,772

41,062,443

107,559,082

Value of Shares Purchased through Dividend Reinvestment

—

2,790,535

—

—

Cost of Shares Redeemed

(13,782,882)

(55,548,038)

(48,514,560)

(99,599,978)

Net Increase (Decrease) in Net Assets From Share Transactions

(1,020,803)

(20,613,731)

(7,452,117)

7,959,104

Net Increase (Decrease) in Net Assets

(1,616,430)

(23,655,109)

(11,363,477)

9,907,438

NET ASSETS—BEGINNING OF PERIOD

4,651,261

28,306,370

33,122,711

23,215,273

Net Assets—End of Period

$

3,034,831

$

4,651,261

$ 21,759,234

$

33,122,711

Undistributed Net Investment Income (Loss)—End of Period

$

(5,836)

$

—

$

(75,653)

$

—

†

Unaudited

46

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications Fund

Transportation Fund

Utilities Fund

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

$

137,427

$

89,337

$

(1,164)

$

(28,394)

$

403,302

$

903,330

113,517

829,644

(379,548)

6,322,992

(2,758,313)

6,950,046

(4,518,945)

1,033,472

189,731

(6,232,420)

(990,624)

(471,010)

(4,268,001)

1,952,453

(190,981)

62,178

(3,345,635)

7,382,366

—

(61,795)

—

—

—

(965,717)

—

—

—

(4,179,577)

—

(6,515,265)

—

(61,795)

—

(4,179,577)

—

(7,480,982)

26,945,245

127,767,300

45,064,641

67,872,597

77,471,713

183,701,392

—

61,795

—

4,179,577

—

7,480,982

(41,559,673)

(131,276,188)

(45,886,376)

(88,970,860)

(100,144,469)

(197,270,858)

(14,614,428)

(3,447,093)

(821,735)

(16,918,686)

(22,672,756)

(6,088,484)

(18,882,429)

(1,556,435)

(1,012,716)

(21,036,085)

(26,018,391)

(6,187,100)

31,780,799

33,337,234

8,513,132

29,549,217

65,531,546

71,718,646

$ 12,898,370

$

31,780,799

$

7,500,416

$

8,513,132

$

39,513,155

$

65,531,546

$

164,969

$

27,542

$

(1,164)

$

—

$

572,150

$

168,848

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

47

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Banking Fund

June 30, 2008Δ

$22.80

$

.34

$ (7.15)

$

(6.81)

$

—

$

—

$

—

$ (6.81)

$15.99

(29.87)%

1.58%*

3.30%*

356%

$

7,195

December 31, 2007

32.44

.56

(9.32)

(8.76)

(.88)

—

(.88)

(9.64)

22.80

(27.08)%

1.59%

1.85%

405%

9,186

December 31, 2006

29.69

.44

2.89

3.33

(.58)

—

(.58)

2.75

32.44

11.25%

1.59%

1.42%

259%

24,348

December 31, 2005

36.29

.44

(1.52)

(1.08)

(.49)

(5.03)

(5.52)

(6.60)

29.69

(2.77)%

1.58%

1.34%

532%

14,580

December 31, 2004

32.50

.35

4.38

4.73

(.11)

(.83)

(.94)

3.79

36.29

14.74%

1.59%

1.02%

884%

21,920

December 31, 2003

24.95

.36

7.52

7.88

(.33)

—

(.33)

7.55

32.50

31.74%

1.65%

1.24%

1,268%

17,115

Basic Materials Fund

June 30, 2008Δ

41.66

—§

2.43

2.43

—

—

—

2.43

44.09

5.83%

1.58%*

0.01%*

90%

76,714

December 31, 2007

33.33

.11

11.21

11.32

(.05)

(2.94)

(2.99)

8.33

41.66

33.97%

1.58%

0.28%

244%

95,591

December 31, 2006

27.87

.32

5.90

6.22

(.31)

(.45)

(.76)

5.46

33.33

22.29%

1.60%

1.02%

225%

58,622

December 31, 2005

32.66

.12

.80

.92

(.13)

(5.58)

(5.71)

(4.79)

27.87

4.04%

1.57%

0.41%

364%

28,317

December 31, 2004

27.69

.09

5.58

5.67

(.01)

(.69)

(.70)

4.97

32.66

20.83%

1.59%

0.30%

725%

46,162

December 31, 2003

21.07

.04

6.59

6.63

(.01)

—

(.01)

6.62

27.69

31.46%

1.67%

0.17%

1,175%

44,561

Biotechnology Fund

June 30, 2008Δ

21.57

(.07)

(.93)

(1.00)

—

—

—

(1.00)

20.57

(4.64)%

1.59%*

(0.67)%*

208%

9,350

December 31, 2007

20.66

(.26)

1.17

.91

—

—

—

.91

21.57

4.40%

1.59%

(1.20)%

660%

13,927

December 31, 2006

21.37

(.32)

(.39)

(.71)

—

—

—

(.71)

20.66

(3.32)%

1.59%

(1.48)%

379%

10,754

December 31, 2005

19.31

(.31)

2.37

2.06

—

—

—

2.06

21.37

10.67%

1.66%

(1.59)%

652%

36,086

December 31, 2004

19.10

(.29)

.50

.21

—

—

—

.21

19.31

1.10%

1.59%

(1.51)%

1,169%

6,588

December 31, 2003

13.44

(.28)

5.94

5.66

—

—

—

5.66

19.10

42.11%

1.64%

(1.61)%

1,475%

12,557

Consumer Products Fund

June 30, 2008Δ

37.02

.16

(4.59)

(4.43)

—

—

—

(4.43)

32.59

(11.97)%

1.58%*

0.95%*

109%

21,238

December 31, 2007

36.55

.42

3.69

4.11

(.69)

(2.95)

(3.64)

.47

37.02

11.08%

1.59%

1.10%

260%

40,847

December 31, 2006

31.63

.48

5.03

5.51

(.27)

(.32)

(.59)

4.92

36.55

17.42%

1.59%

1.41%

219%

43,007

December 31, 2005

32.95

.14

(.26)

(.12)

(.17)

(1.03)

(1.20)

(1.32)

31.63

(0.40)%

1.58%

0.42%

357%

22,177

December 31, 2004

29.39

.11

3.78

3.89

(.01)

(.32)

(.33)

3.56

32.95

13.30%

1.59%

0.36%

730%

24,433

December 31, 2003

24.36

.01

5.29

5.30

(.02)

(.25)

(.27)

5.03

29.39

21.86%

1.63%

0.12%

936%

8,818

Electronics Fund

June 30, 2008Δ

13.67

(.03)

(1.78)

(1.81)

—

—

—

(1.81)

11.86

(13.24)%

1.57%*

(0.47)%*

500%

5,051

December 31, 2007

14.02

(.11)

(.24)

(.35)

—

—

—

(.35)

13.67

(2.50)%

1.59%

(0.73)%

1,009%

2,943

December 31, 2006

13.68

(.15)

.49

.34

—

—

—

.34

14.02

2.49%

1.59%

(1.02)%

477%

3,856

December 31, 2005

13.17

(.16)

.67

.51

—

—

—

.51

13.68

3.87%

1.62%

(1.24)%

1,136%

8,306

December 31, 2004

16.88

(.20)

(3.51)

(3.71)

—

—

—

(3.71)

13.17

(21.98)%

1.59%

(1.34)%

1,325%

12,289

December 31, 2003

9.94

(.21)

7.15

6.94

—

—

—

6.94

16.88

69.82%

1.65%

(1.51)%

1,264%

27,918

Energy Fund

June 30, 2008Δ

39.83

(.03)

8.31

8.28

—

—

—

8.28

48.11

20.79%

1.57%*

(0.17)%*

68%

108,354

December 31, 2007

33.14

(.11)

11.01

10.90

—

(4.21)

(4.21)

6.69

39.83

33.22%

1.58%

(0.27)%

217%

101,458

December 31, 2006

39.20

(.13)

5.28

5.15

—

(11.21)

(11.21)

(6.06)

33.14

11.93%

1.59%

(0.31)%

146%

70,190

December 31, 2005

29.68

(—)§

11.44

11.44

(.01)

(1.91)

(1.92)

9.52

39.20

38.54%

1.59%

(0.01)%

351%

83,437

December 31, 2004

22.45

.01

7.23

7.24

(—)§

(.01)

(.01)

7.23

29.68

32.27%

1.58%

0.04%

542%

60,501

December 31, 2003

18.25

.01

4.19

4.20

—

—

—

4.20

22.45

23.01%

1.66%

0.04%

1,225%

31,832

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Energy Services Fund

June 30, 2008Δ

$38.67

$ (.16)

$ 10.11

$

9.95

$

—

$

—

$

—

$

9.95

$48.62

25.73%

1.57%*

(0.79)%*

61%

$102,283

December 31, 2007

29.79

(.34)

11.37

11.03

—

(2.15)

(2.15)

8.88

38.67

37.10%

1.58%

(0.91)%

193%

95,917

December 31, 2006

30.92

(.37)

4.01

3.64

—

(4.77)

(4.77)

(1.13)

29.79

10.98%

1.59%

(1.08)%

184%

43,910

December 31, 2005

20.85

(.30)

10.37

10.07

—

—

—

10.07

30.92

48.30%

1.61%

(1.17)%

317%

79,722

December 31, 2004

15.59

(.22)

5.48

5.26

—

—

—

5.26

20.85

33.74%

1.58%

(1.19)%

808%

29,316

December 31, 2003

14.38

(.16)

1.37

1.21

—

—

—

1.21

15.59

8.41%

1.65%

(1.13)%

2,691%

7,754

Financial Services Fund

June 30, 2008Δ

21.96

.17

(5.39)

(5.22)

—

—

—

(5.22)

16.74

(23.77)%

1.59%*

1.75%*

203%

11,765

December 31, 2007

32.18

.28

(6.23)

(5.95)

(.66)

(3.61)

(4.27)

(10.22)

21.96

(18.80)%

1.59%

0.90%

525%

17,508

December 31, 2006

29.10

.26

4.59

4.85

(.39)

(1.38)

(1.77)

3.08

32.18

16.73%

1.59%

0.83%

330%

50,190

December 31, 2005

30.38

.28

.67

.95

(.25)

(1.98)

(2.23)

(1.28)

29.10

3.38%

1.59%

0.94%

549%

36,839

December 31, 2004

26.00

.23

4.21

4.44

(.06)

—

(.06)

4.38

30.38

17.12%

1.59%

0.84%

762%

45,180

December 31, 2003

20.19

.14

5.70

5.84

(.03)

—

(.03)

5.81

26.00

28.92%

1.64%

0.61%

2,039%

15,581

Health Care Fund

June 30, 2008Δ

29.61

.03

(3.06)

(3.03)

—

—

—

(3.03)

26.58

(10.23)%

1.58%*

0.23%*

122%

23,928

December 31, 2007

28.41

(.01)

1.73

1.72

—

(.52)

(.52)

1.20

29.61

6.02%

1.59%

(0.02)%

424%

37,521

December 31, 2006

28.17

(.15)

1.59

1.44

—

(1.20)

(1.20)

.24

28.41

5.11%

1.59%

(0.52)%

251%

40,825

December 31, 2005

25.46

(.16)

2.87

2.71

—

—

—

2.71

28.17

10.64%

1.60%

(0.62)%

330%

51,692

December 31, 2004

24.28

(.16)

1.65

1.49

—

(.31)

(.31)

1.18

25.46

6.22%

1.59%

(0.67)%

629%

30,435

December 31, 2003

18.71

(.19)

5.76

5.57

—

—

—

5.57

24.28

29.77%

1.64%

(0.88)%

1,222%

27,880

Internet Fund

June 30, 2008Δ

17.85

(.09)

(2.40)

(2.49)

—

—

—

(2.49)

15.36

(13.95)%

1.58%*

(1.10)%*

177%

8,150

December 31, 2007

16.17

(.05)

1.73

1.68

—

—

—

1.68

17.85

10.39%

1.54%

(0.29)%

432%

24,937

December 31, 2006

14.74

(.21)

1.64

1.43

—

—

—

1.43

16.17

9.70%

1.58%

(1.33)%

420%

9,381

December 31, 2005

17.01

(.21)

(.13)

(.34)

—

(1.93)

(1.93)

(2.27)

14.74

(1.38)%

1.61%

(1.36)%

676%

20,959

December 31, 2004

14.68

(.23)

2.56

2.33

—

—

—

2.33

17.01

15.87%

1.58%

(1.49)%

693%

36,922

December 31, 2003

8.93

(.20)

5.95

5.75

—

—

—

5.75

14.68

64.39%

1.65%

(1.59)%

957%

25,101

Leisure Fund

June 30, 2008Δ

21.22

(.04)

(4.38)

(4.42)

—

—

—

(4.42)

16.80

(20.83)%

1.58%*

(0.39)%*

109%

6,377

December 31, 2007

26.19

(.04)

(.51)

(.55)

—

(4.42)

(4.42)

(4.97)

21.22

(2.54)%

1.59%

(0.14)%

171%

15,311

December 31, 2006

21.96

(.02)

5.17

5.15

—

(.92)

(.92)

4.23

26.19

23.47%

1.60%

(0.07)%

221%

37,699

December 31, 2005

25.39

(.19)

(1.03)

(1.22)

—

(2.21)

(2.21)

(3.43)

21.96

(4.87)%

1.56%

(0.79)%

369%

13,961

December 31, 2004

20.80

(.17)

5.07

4.90

—

(.31)

(.31)

4.59

25.39

23.86%

1.58%

(0.74)%

663%

51,755

December 31, 2003

15.42

(.08)

5.46

5.38

—

—

—

5.38

20.80

34.89%

1.65%

(0.41)%

1,353%

30,016

Precious Metals Fund

June 30, 2008Δ

15.04

(.06)

.80

.74

—

—

—

.74

15.78

4.92%

1.47%*

(0.73)%*

102%

79,998

December 31, 2007

12.58

(.10)

2.56

2.46

—

—

—

2.46

15.04

19.55%

1.45%

(0.71)%

268%

91,613

December 31, 2006

10.36

(.03)

2.25

2.22

—

—

—

2.22

12.58

21.43%

1.49%

(0.26)%

228%

62,910

December 31, 2005

8.57

(.02)

1.81

1.79

—

—

—

1.79

10.36

20.89%

1.57%

(0.24)%

308%

68,241

December 31, 2004

9.99

(.05)

(1.37)

(1.42)

—

—

—

(1.42)

8.57

(14.21)%

1.46%

(0.54)%

519%

35,043

December 31, 2003

7.09

(.03)

2.93

2.90

—

—

—

2.90

9.99

40.90%

1.54%

(0.38)%

658%

44,606

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Retailing Fund

June 30, 2008Δ

$11.27

$ (.01)

$ (1.33)

$ (1.34)

$

—

$

—

$

—

$

(1.34)

$

9.93

(11.89)%

1.58%*

(0.26)%*

253%

$

3,035

December 31, 2007

29.78

(.24)

(2.95)

(3.19)

—

(15.32)

(15.32)

(18.51)

11.27

(12.60)%

1.60%

(0.81)%

182%

4,651

December 31, 2006

27.85

(.11)

2.92

2.81

—

(.88)

(.88)

1.93

29.78

10.08%

1.59%

(0.37)%

227%

28,306

December 31, 2005

26.65

(.25)

1.70

1.45

—

(.25)

(.25)

1.20

27.85

5.48%

1.58%

(0.90)%

421%

17,616

December 31, 2004

25.99

(.22)

2.62

2.40

—

(1.74)

(1.74)

.66

26.65

10.06%

1.58%

(0.83)%

609%

20,800

December 31, 2003

19.29

(.25)

7.05

6.80

—

(.10)

(.10)

6.70

25.99

35.27%

1.64%

(1.04)%

785%

15,149

Technology Fund

June 30, 2008Δ

16.27

(.05)

(1.77)

(1.82)

—

—

—

(1.82)

14.45

(11.19)%

1.58%*

(0.73)%*

168%

21,759

December 31, 2007

14.74

(.15)

1.68

1.53

—

—

—

1.53

16.27

10.38%

1.56%

(0.91)%

584%

33,123

December 31, 2006

13.92

(.16)

.98

.82

—

—

—

.82

14.74

5.89%

1.59%

(1.09)%

403%

23,215

December 31, 2005

13.50

(.16)

.58

.42

—

—

—

.42

13.92

3.11%

1.62%

(1.21)%

541%

19,145

December 31, 2004

14.88

(.05)

.03

(.02)

—

(1.36)

(1.36)

(1.38)

13.50

1.15%

1.58%

(0.36)%

767%

19,919

December 31, 2003

9.92

(.18)

6.21

6.03

—

(1.07)

(1.07)

4.96

14.88

61.32%

1.64%

(1.39)%

1,302%

20,641

Telecommunications Fund

June 30, 2008Δ

23.89

.17

(4.01)

(3.84)

—

—

—

(3.84)

20.05

(16.07)%

1.59%*

1.56%*

137%

12,898

December 31, 2007

21.91

.05

1.97

2.02

(.04)

—

(.04)

1.98

23.89

9.23%

1.58%

0.20%

295%

31,781

December 31, 2006

18.81

.15

3.52

3.67

(.29)

(.28)

(.57)

3.10

21.91

19.51%

1.59%

0.72%

264%

33,337

December 31, 2005

20.53

.19

.06

.25

—

(1.97)

(1.97)

(1.72)

18.81

1.16%

1.60%

0.98%

362%

16,898

December 31, 2004

18.22

(.02)

2.33

2.31

—

—

—

2.31

20.53

12.68%

1.58%

(0.08)%

809%

30,191

December 31, 2003

13.63

(.03)

4.62

4.59

—

(—)§

(—)§

4.59

18.22

33.68%

1.64%

(0.19)%

974%

14,543

Transportation Fund

June 30, 2008Δ

14.85

(—)§

(.59)

(.59)

—

—

—

(.59)

14.26

(3.97)%

1.57%*

(0.02)%*

453%

7,500

December 31, 2007

35.05

(.04)

(2.24)

(2.28)

—

(17.92)

(17.92)

(20.20)

14.85

(8.75)%

1.60%

(0.12)%

284%

8,513

December 31, 2006

32.64

(.24)

2.65

2.41

—

—

—

2.41

35.05

7.38%

1.59%

(0.68)%

249%

29,549

December 31, 2005

31.45

(.19)

2.64

2.45

—

(1.26)

(1.26)

1.19

32.64

8.48%

1.58%

(0.63)%

258%

31,378

December 31, 2004

25.97

(.20)

6.09

5.89

—

(.41)

(.41)

5.48

31.45

22.99%

1.57%

(0.71)%

473%

47,333

December 31, 2003

21.55

(.15)

4.57

4.42

—

—

—

4.42

25.97

20.51%

1.64%

(0.65)%

1,045%

8,032

Utilities Fund

June 30, 2008Δ

22.29

.17

(1.03)

(.86)

—

—

—

(.86)

21.43

(3.86)%

1.58%*

1.66%*

122%

39,513

December 31, 2007

22.38

.32

2.59

2.91

(.39)

(2.61)

(3.00)

(.09)

22.29

12.86%

1.58%

1.32%

244%

65,532

December 31, 2006

19.09

.36

3.64

4.00

(.49)

(.22)

(.71)

3.29

22.38

20.96%

1.59%

1.73%

169%

71,719

December 31, 2005

17.34

.34

1.50

1.84

(.09)

—

(.09)

1.75

19.09

10.56%

1.60%

1.80%

342%

39,943

December 31, 2004

14.96

.33

2.24

2.57

(.19)

—

(.19)

2.38

17.34

17.31%

1.57%

2.06%

904%

21,902

December 31, 2003

12.24

.31

2.77

3.08

(.36)

—

(.36)

2.72

14.96

25.40%

1.62%

2.29%

1,491%

13,430

*

Annualized

†

Calculated using the average daily shares outstanding for the year.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§

Less than $.01 per share.

Δ

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

trade; (ii) in connection with futures contracts and options

Organization

thereupon, and other derivative investments, information as

The Rydex Variable Trust (the “Trust”), a Delaware business

to how (a) these contracts and other derivative investments

trust, is registered with the SEC under the Investment

trade in the futures or other derivative markets, respectively,

Company Act of 1940 (the “1940 Act”) as a non-diversified,

and (b) the securities underlying these contracts and other

open-ended investment company and is authorized to issue

derivative investments trade in the cash market; and (iii)

an unlimited number of shares (no par value). The Trust

other information and considerations, including current

offers shares of the Funds to insurance companies for their

values in related markets.

variable annuity and variable life insurance contracts.

B. Securities transactions are recorded on the trade date for

At June 30, 2008, the Trust consisted of fifty-seven separate financial reporting purposes. Realized gains and losses from

Funds: twenty-three Benchmark Funds, one Money Market

securities transactions are recorded using the identified cost

Fund, ten Alternative Strategy Funds, seventeen Sector

basis. Proceeds from lawsuits related to investment holdings

Funds, three Essential Portfolio Funds and three CLS

are recorded as realized gains in the respective Fund.

AdvisorOne Funds. This report covers the Sector Funds (the

Dividend income is recorded on the ex-dividend date, net

“Funds”), while the Benchmark Funds, the Money Market

of applicable taxes withheld by foreign countries. Interest

Fund, the Alternative Strategies Funds, the Essential

income, including amortization of premiums and accretion of

Portfolio Funds and the CLS AdvisorOne Funds are

discount, is accrued on a daily basis. Distributions received contained in separate reports.

from investments in REITs are recorded as dividend income

on the ex-dividend date, subject to reclassification upon

Rydex Investments provides advisory, transfer agent and

notice of the character of such distribution by the issuer.

administrative services, and accounting services to the Trust.

Rydex Distributors, Inc. (the “Distributor”) acts as principal

C. Distributions of net investment income and net realized

underwriter for the Trust. Both Rydex Investments and the

capital gains, if any, are declared and paid at least annually.

Distributor are affiliated entities.

Distributions are recorded on the ex-dividend date and are

determined in accordance with income tax regulations

The Sector Funds invest in a specific industry sector. To the which may differ from U.S. generally accepted accounting

extent that investments are concentrated in a single sector,

principles.

the Funds are subject to legislative or regulatory changes,

adverse market conditions and/or increased competition

D. The Funds may leave cash overnight in their cash

affecting such sector.

account with the custodian, U.S. Bank. Periodically, a Fund

may have cash due to the custodian bank as an overdraft

The Funds seek capital appreciation and invest substantially balance. A fee is incurred on this overdraft, calculated by

all of their assets in equity securities of companies involved multiplying the overdraft by a rate based on the federal

in their sector. The Funds may also purchase American

funds rate.

Depository Receipts, U.S. Government securities, and enter

into repurchase agreements.

E. The preparation of financial statements in conformity with

U.S. generally accepted accounting principles requires

Significant Accounting Policies

management to make estimates and assumptions that affect

The following significant accounting policies are in conformity the reported amount of assets and liabilities and disclosure with U.S. generally accepted accounting principles and are

of contingent assets and liabilities at the date of the

consistently followed by the Trust. All time references are

financial statements and the reported amounts of revenues

based on Eastern Time.

and expenses during the reporting period. Actual results

A. Equity securities listed on an exchange (New York Stock

could differ from these estimates.

Exchange (“NYSE”) or American Stock Exchange) are

F. Throughout the normal course of business, the Funds

valued at the last quoted sales price as of the close of

enter into contracts that contain a variety of representations business on the NYSE, usually 4:00 p.m. on the valuation

and warranties which provide general indemnifications. The

date. Equity securities listed on the NASDAQ market

Funds’ maximum exposure under these arrangements is

system are valued at the NASDAQ Official Closing Price,

unknown, as this would involve future claims that may be

usually as of 4:00 p.m. on the valuation date. Investments in made against the Funds and/or their affiliates that have not open end mutual funds are valued at their net asset value

yet occurred. However, based on experience, the Funds

on the valuation date. Short-term securities, if any, are

expect the risk of loss to be remote.

valued at amortized cost, which approximates market value.

2.

Fees And Other Transactions With Affiliates

Investments, for which market quotations are not readily

Under the terms of an investment advisory contract, the

available, are fair valued as determined in good faith by

Trust pays Rydex Investments investment advisory fees

Rydex Investments under direction of the Board of Trustees

calculated at an annualized rate of 0.85% of the average

using methods established or ratified by the Board of

daily net assets of each of the Funds, except the Precious

Trustees. These methods include, but are not limited to:

Metals Fund, which is 0.75% of the average daily net assets.

(i) general information as to how these securities and assets

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Rydex Investments provides transfer agent and administrative

The Funds file U.S. federal income tax returns and returns in services to the Funds for fees calculated at an annualized

various foreign jurisdictions in which they invest. While the rate of 0.25% of the average daily net assets of each Fund.

statute of limitations remains open to examine the Funds’

Rydex Investments also provides accounting services to the

U.S. federal income tax returns filed for the fiscal years 2004

Trust for fees calculated at an annualized rate of 0.10% on

to 2007, no examinations are in progress or anticipated at

the first $250 million of the average daily net assets, 0.075%

this time.

on the next $250 million of the average daily net assets,

Income and capital gain distributions are determined in

0.05% on the next $250 million of the average daily net

accordance with Federal income tax regulations, which may

assets, and 0.03% on the average daily net assets over

differ from U.S. generally accepted accounting principles.

$750 million of each Fund.

These differences are primarily due to differing treatments

Rydex Investments engages external service providers to

for losses deferred due to wash sales, losses deferred due

perform other necessary services to the Trust, such as

to post-October losses, and excise tax regulations.

accounting and auditing related services, legal services,

Permanent book and tax basis differences, if any, will result printing and mailing, etc. on a pass-through basis. Such

in reclassifications. This includes net operating losses not expenses vary from Fund to Fund and are allocated to the

utilized during the current period, and capital loss

Funds based on relative net assets. Organizational and

carryforward expired, and the utilization of earnings and

setup costs for new Funds are paid by the Trust.

profits distributed to the shareholders on redemption of

The Trust has adopted an Investor Services Plan for which

shares as part of the dividends paid deduction for income

the Distributor and other firms that provide shareholder

tax purposes. These reclassifications have no effect on net

services (“Service Providers”) may receive compensation.

assets or net asset values per share. Any undistributed

The Trust will pay fees to the Distributor at an annual rate ordinary income or long-term capital gain remaining at fiscal not to exceed 0.25% of average daily net assets. The

year end is distributed in the following year.

Distributor, in turn, will compensate Service Providers for

The Funds recognize interest and penalties, if any, related

providing such services, while retaining a portion of such

to unrecognized tax benefits as income tax expense in the

payments to compensate itself for shareholder services it

statement of operations. During the period, the Funds did

performs.

not incur any interest or penalties.

Certain officers and trustees of the Trust are also officers of

At June 30, 2008, the cost of securities for Federal income

Rydex Investments and the Distributor.

tax purposes, the aggregate gross unrealized gain for all

3.

Federal Income Tax Information

securities for which there was an excess of value over tax

cost and the aggregate gross unrealized loss for all

The Funds intend to comply with the provisions of

securities for which there was an excess of tax cost over

Subchapter M of the Internal Revenue Code applicable

value, were as follows:

to regulated investment companies and will distribute

substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision

has been recorded.

Effective September 30, 2007, the Funds adopted Financial

Accounting Standards Board (FASB) Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (“FIN 48”).

FIN 48 provides guidance for how uncertain tax positions

should be recognized, measured, presented and disclosed

in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course

of preparing the Fund’s tax returns to determine whether

the tax positions are “more-likely-than-not” of being

sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would

be recorded as a tax benefit or expense in the current year.

Management has analyzed the Funds’ tax positions taken

on federal income tax returns for all open tax years for

purposes of complying with FIN 48, and has concluded that

no provision for income tax was required in the Funds’

financial statements.

52

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Banking Fund

$13,356,749

$

—

$(2,566,125)

$

(2,566,125)

Basic Materials Fund

78,525,196

28,280,399

(1,756,797)

26,523,602

Biotechnology Fund

11,304,074

2,450,546

(131,009)

2,319,537

Consumer Products Fund

24,063,021

3,456,365

(545,912)

2,910,453

Electronics Fund

6,436,867

534,650

(90,033)

444,617

Energy Fund

91,344,500

50,182,510

(156,647)

50,025,863

Energy Services Fund

87,062,980

52,657,823

—

52,657,823

Financial Services Fund

19,907,800

—

(2,966,438)

(2,966,438)

Health Care Fund

26,300,322

4,776,131

(448,828)

4,327,303

Internet Fund

9,576,703

2,292,423

(129,676)

2,162,747

Leisure Fund

7,391,025

1,531,008

(310,588)

1,220,420

Precious Metals Fund

80,565,636

33,828,717

(1,395,355)

32,433,362

Retailing Fund

3,260,112

918,151

(58,376)

859,775

Technology Fund

25,645,259

3,629,204

(225,188)

3,404,016

Telecommunications Fund

13,391,396

3,761,436

(101,269)

3,660,167

Transportation Fund

9,383,295

1,538,934

(93,750)

1,445,184

Utilities Fund

42,558,930

9,580,619

(185,824)

9,394,795

4.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102%

of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

0.25% due 07/01/08

$8,703,781

$8,703,781

$8,703,842

$8,703,781

$8,703,842

As of June 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Date

Rate

Par Value

Market Value

U.S. Treasury Bill

12/04/08

—

$8,960,000

$8,880,256

$8,880,256

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

5.

Fair Value Measurement

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

53

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table summarizes the inputs used to value the Funds’ net assets as of June 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Banking Fund

$

10,790,624

$

—

$

—

$

—

$

—

$

—

$

10,790,624

Basic Materials Fund

105,048,798

—

—

—

—

—

105,048,798

Biotechnology Fund

13,623,611

—

—

—

—

—

13,623,611

Consumer Products Fund

26,973,474

—

—

—

—

—

26,973,474

Electronics Fund

6,881,484

—

—

—

—

—

6,881,484

Energy Fund

141,370,363

—

—

—

—

—

141,370,363

Energy Services Fund

139,720,803

—

—

—

—

—

139,720,803

Financial Services Fund

16,941,362

—

—

—

—

—

16,941,362

Health Care Fund

30,627,625

—

—

—

—

—

30,627,625

Internet Fund

11,739,450

—

—

—

—

—

11,739,450

Leisure Fund

8,611,445

—

—

—

—

—

8,611,445

Precious Metals Fund

112,998,998

—

—

—

—

—

112,998,998

Retailing Fund

4,119,887

—

—

—

—

—

4,119,887

Technology Fund

29,049,275

—

—

—

—

—

29,049,275

Telecommunications Fund

17,051,563

—

—

—

—

—

17,051,563

Transportation Fund

10,828,479

—

—

—

—

—

10,828,479

Utilities Fund

51,953,725

—

—

—

—

—

51,953,725

6.

Securities Transactions

During the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Basic

Biotech-

Consumer

Energy

Banking

Materials

nology

Products

Electronics

Energy

Services

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$32,145,503

$72,218,098

$24,776,140

$35,571,999

$

20,848,720

$64,196,840

$54,096,498

Sales

$31,351,973

$93,043,977

$28,611,091

$51,031,421

$

18,166,283

$75,581,676

$68,620,840

Financial

Health

Precious

Services

Care

Internet

Leisure

Metals

Retailing

Technology

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$34,078,837

$42,659,221

$24,248,909

$12,184,863

$

94,739,717

$11,528,664

$36,601,968

Sales

$35,444,631

$52,087,787

$38,174,078

$17,761,877

$110,851,084

$12,541,913

$44,051,241

Telecommu-

Transpor-

nications

tation

Utilities

Fund

Fund

Fund

Purchases

$25,296,724

$41,569,420

$58,425,062

Sales

$39,640,008

$42,352,469

$80,375,948

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

7.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

Banking Fund

2,009,676

1,845,752

—

11,231

(1,962,751)

(2,204,564)

46,925

(347,581)

Basic Materials Fund

1,952,200

5,190,655

—

154,149

(2,506,999)

(4,808,890)

(554,799)

535,914

Biotechnology Fund

1,434,446

3,990,446

—

—

(1,625,450)

(3,865,363)

(191,004)

125,083

Consumer Products Fund

1,205,932

2,294,742

—

87,391

(1,657,585)

(2,455,664)

(451,653)

(73,531)

Electronics Fund

1,875,981

6,529,568

—

—

(1,665,273)

(6,589,223)

210,708

(59,655)

Energy Fund

2,020,667

5,614,940

—

242,255

(2,315,664)

(5,427,952)

(294,997)

429,243

Energy Services Fund

1,690,557

5,771,123

—

130,277

(2,066,894)

(4,895,054)

(376,337)

1,006,346

Financial Services Fund

1,951,067

2,645,597

—

103,354

(2,045,785)

(3,511,041)

(94,718)

(762,090)

Health Care Fund

1,745,520

3,090,996

—

23,261

(2,112,679)

(3,283,734)

(367,159)

(169,477)

Internet Fund

1,475,590

4,841,463

—

—

(2,341,862)

(4,024,787)

(866,272)

816,676

Leisure Fund

596,929

1,694,357

—

123,953

(938,739)

(2,536,595)

(341,810)

(718,285)

Precious Metals Fund

7,776,542

17,782,601

—

—

(8,797,572)

(16,689,984)

(1,021,030)

1,092,617

Retailing Fund

1,168,689

1,126,720

—

238,507

(1,275,939)

(1,903,105)

(107,250)

(537,878)

Technology Fund

2,746,337

6,680,204

—

—

(3,276,115)

(6,219,761)

(529,778)

460,443

Telecommunications Fund

1,263,828

5,213,399

—

2,537

(1,951,021)

(5,406,876)

(687,193)

(190,940)

Transportation Fund

2,956,799

1,928,033

—

269,129

(3,004,211)

(2,466,872)

(47,412)

(269,710)

Utilities Fund

3,699,477

7,620,878

—

331,751

(4,796,031)

(8,217,534)

(1,096,554)

(264,905)

†

Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

8.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan,

which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S.

Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

191,920,666

$191,920,666

Total Mutual Fund

$191,920,666

At June 30, 2008, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Banking Fund

$

3,603,136

$

3,332,860

Basic Materials Fund

28,529,660

27,729,833

Biotechnology Fund

4,232,492

4,048,915

Consumer Products Fund

5,679,967

5,489,507

Electronics Fund

1,828,388

1,703,516

Energy Fund

33,123,778

32,781,406

Energy Services Fund

37,693,658

36,947,173

Financial Services Fund

5,266,316

4,976,379

Health Care Fund

6,756,877

6,570,945

Internet Fund

3,545,244

3,343,994

Leisure Fund

2,089,035

1,995,114

Precious Metals Fund

32,657,588

30,752,871

Retailing Fund

1,122,018

1,056,961

Technology Fund

7,147,567

6,781,936

Telecommunications Fund

4,118,782

3,925,780

Transportation Fund

2,259,668

2,183,343

Utilities Fund

12,266,492

12,058,733

9.

New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

56

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Padco Advisors II, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Banking Fund

192,024

10,017

10,419

Basic Materials Fund

1,955,835

64,581

68,374

Biotechnology Fund

345,812

8,528

5,049

Consumer Products Fund

727,883

29,733

8,490

Electronics Fund

894,660

20,523

15,750

Energy Fund

2,058,582

53,718

66,579

Energy Services Fund

2,507,025

61,968

57,876

Financial Services Fund

846,122

35,436

20,556

Health Care Fund

1,472,508

45,073

36,031

Internet Fund

659,970

21,848

8,696

Leisure Fund

658,113

48,935

7,764

Precious Metals Fund

3,635,255

44,818

205,639

Retailing Fund

517,705

15,390

12,328

Technology Fund

2,715,439

67,302

52,381

Telecommunications Fund

2,323,673

66,604

45,095

Transportation Fund

580,481

42,152

7,992

Utilities Fund

1,846,648

35,012

93,269

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––

––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––

––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company,

registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management

Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

58

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––

–––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior

Vice President of Rydex Investments (2008 to present) Vice

President of Rydex Investments (2004 to 2008); Director of

Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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59

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVASECF-SEMI-3-0608x1208